UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
GENEDX HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut
Dear Stockholder of GeneDx Holdings Corp.:
You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of GeneDx Holdings Corp. (“we,” “us”, “our”, “GeneDx” or the “Company”) to be held via a virtual meeting on June 18, 2026 at 9:00 a.m. Eastern Time. You will be able to participate in the Annual Meeting and vote during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/wgs2026. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the Annual Meeting.
The Company is holding the Annual Meeting to:
(1)    Elect one Class II director to serve until the 2029 annual meeting of stockholders and until her successor has been elected and qualified;
(2)    Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
(3)    Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement;
(4)    Indicate, on a non-binding advisory basis, whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years; and
(5)    Transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to carefully read.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are encouraged to submit your proxy and voting instructions via the Internet, by telephone or, if you received a paper copy of the meeting materials by mail, by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Even if you have given your proxy, you may still vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/wgs2026 with your 16-digit control number assigned by Continental Stock Transfer & Trust Company included on your proxy card or obtained from them via email. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may do so automatically by voting online during the Annual Meeting, or by delivering to us a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked.
On behalf of our Board, I would like to thank you for your support of GeneDx Holdings Corp.

By Order of the Board of Directors,

April 30, 2026	/s/ Katherine Stueland
Katherine Stueland
Chief Executive Officer
The accompanying Notice of Annual Meeting and proxy statement are dated April 30, 2026 and are expected to be first distributed and made available on the Internet to the Company’s stockholders on or about April 30, 2026.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of GeneDx Holdings Corp.:
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of GeneDx Holdings Corp., a Delaware corporation (“we,” “us”, “our”, “GeneDx” or the “Company”), is to be held via a virtual meeting on June 18, 2026 at 9:00 a.m. Eastern Time.
Stockholders or their proxyholders will be able to attend and vote at the Annual Meeting online by visiting www.virtualshareholdermeeting.com/wgs2026 and using a control number assigned by Continental Stock Transfer & Trust Company. To receive access to the Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other nominee) will need to follow the instructions applicable to them provided in the accompanying proxy statement.
We are holding the Annual Meeting for the following purposes:
1.    Proposal No. 1 - The Class II Director Election Proposal - To elect one Class II director of the Company to serve a three-year term expiring at the Company’s 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified (“Proposal No. 1”);
2.    Proposal No. 2 - The Auditor Ratification Proposal - To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal No. 2”);
3.    Proposal No. 3 - Non-Binding Advisory Vote on Executive Compensation of our Named Executive Officers - To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement (“Proposal No. 3”);
4.    Proposal No. 4 - Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers - To indicate, on a non-binding advisory basis, whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years (“Proposal No. 4”); and
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
These items of business are more fully described in the accompanying proxy statement. We have not received notice of any other matters that may be properly presented at our Annual Meeting.
The record date for the Annual Meeting is April 20, 2026. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.
A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The Board recommends that you vote “FOR” Proposals 1 – 3 and “ONE YEAR” for Proposal 4.

By Order of the Board of Directors,

April 30, 2026	/s/ Jason Ryan
Stamford, Connecticut	Jason Ryan
Chairman

TABLE OF CONTENTS

Page

INFORMATION ABOUT SOLICITATION AND VOTING	2
GENERAL INFORMATION ABOUT THE MEETING	4
CORPORATE GOVERNANCE	7
PROPOSAL NO. 1 - THE CLASS II DIRECTOR ELECTION	14
PROPOSAL NO. 2 - THE AUDITOR RATIFICATION	18
REPORT OF THE AUDIT COMMITTEE	19
PROPOSAL NO. 3 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	20
PROPOSAL NO. 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	21
EXECUTIVE OFFICERS	22
EXECUTIVE COMPENSATION	22
EQUITY COMPENSATION PLAN INFORMATION	46
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	47
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
HOUSEHOLDING INFORMATION	51
TRANSFER AGENT AND REGISTRAR	51
SUBMISSION OF STOCKHOLDER PROPOSALS	51
FUTURE STOCKHOLDER PROPOSALS	51
WHERE YOU CAN FIND MORE INFORMATION	52
PROXY CARD	53

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 18, 2026
EXPLANATORY NOTES
Unless otherwise stated in this proxy statement or the context otherwise requires, references to:
•“GeneDx Holdings” refer to GeneDx Holdings Corp., a Delaware corporation;
•“Legacy GeneDx” refer to GeneDx, LLC, a Delaware limited liability company, which we acquired on April 29, 2022 (the “Acquisition”);
•“Legacy Sema4” refer to Sema4 OpCo Inc., a Delaware corporation, which consummated the business combination with CM Life Sciences, Inc. (“CMLS”) on July 22, 2021 (the “Business Combination”);
•“Fabric Genomics” refer to Fabric Genomics, Inc., a Delaware corporation, which we acquired on May 5, 2025 (the “Merger”); and
•“we,” “us” and “our,” the “Company” and “GeneDx” refer, as the context requires, to GeneDx Holdings and its consolidated subsidiaries.
In addition, unless otherwise stated in this proxy statement, all share amounts, exercise prices and other amounts set forth herein have been adjusted for the impact of a 1-for-33 reverse stock split of our Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that became effective on May 4, 2023 (the “Reverse Stock Split”).
INFORMATION ABOUT SOLICITATION AND VOTING
This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at our 2026 annual meeting of stockholders and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held via a virtual meeting on June 18, 2026 at 9:00 a.m. Eastern Time. Stockholders or their proxyholders will be able to attend and vote at the Annual Meeting online by visiting www.virtualshareholdermeeting.com/wgs2026 and using a control number assigned by Continental Stock Transfer & Trust Company. References to our website in this proxy statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this proxy statement.
The Notice of Internet Availability of Proxy Materials, or the Notice of Annual Meeting, this proxy statement and the form of proxy are first being distributed and made available on the Internet on or about April 30, 2026 to all the Company’s stockholders entitled to vote at the Annual Meeting.
We will bear all expenses of this solicitation, including the cost of preparing this proxy statement. In addition, we have retained D.F. King & Co., Inc. to assist in the solicitation of proxies and will pay such firm a fee of $14,500 plus reasonable expenses. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with U.S. Securities and Exchange Commission (the “SEC”), rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Attending the Annual Meeting
•Stockholder of Record: Shares Registered in Your Name. If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Annual Meeting online via webcast, go to www.virtualshareholdermeeting.com/wgs2026 and enter the 16-digit control number included on your proxy card or notice of the meeting.
•Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. Beneficial owners will receive an email prior to the meeting with a link and instructions, including a 16-digit meeting control number, for accessing the Annual Meeting online. Beneficial owners should contact their bank or broker where their shares are held at least five (5) business days prior to the meeting date in order to ensure access.
Login Time for Annual Meeting Webcast
You can log in to the Annual Meeting webcast 15 minutes prior to the start of the meeting. If you encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page (www.virtualshareholdermeeting.com/wgs2026) on the day of the meeting.
Record Date; Quorum
Only holders of record of our Class A Common Stock at the close of business on April 20, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on April 20, 2026, we had 29,675,547 shares of Class A Common Stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.
The holders of a majority of the voting power of the shares of our Class A Common Stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person through the virtual meeting platform or if you have properly submitted a proxy.
Voting Rights
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A Common Stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting through the virtual meeting platform or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Required Vote

Proposal		Vote Required	“Withhold” Vote	Abstentions	Broker Non-Votes
Proposal No. 1	The election of the Class II director named in this proxy statement
Plurality of the votes cast. The nominee receiving the most “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify.
			No effect	Not Applicable	No Effect
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	The number of votes cast “FOR” the proposal at the exceeds the number of votes “AGAINST” the proposal.	Not Applicable	No effect	No effect
Proposal No. 3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers	The number of votes cast “FOR” the proposal at the exceeds the number of votes “AGAINST” the proposal	Not Applicable	No effect	No effect
Proposal No. 4	The indication, on a non-binding advisory basis, whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years
The option of one year, two years, or three years that receives the highest number of votes properly cast by the holders of shares present or represented by proxy at the meeting will deemed to be the frequency that is preferred by our stockholders.
			Not Applicable	No effect	No effect
Impact on the Vote of Broker Non-Votes, Abstentions and Withholding from Voting
A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. Further, broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.
The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors (“Proposal No. 1”), the ratification of the appointment of our independent registered public accounting firm (“Proposal No. 2”), the approval on a non-binding advisory basis of the compensation of our named executive officers (“Proposal No. 3”) and the indication on a non-binding advisory basis whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years ("Proposal No. 4"). However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. Accordingly, we do not expect broker non-votes for Proposal No. 2. The other proposals presented at the Annual Meeting, Proposal No. 1, Proposal No. 3 and Proposal No. 4, are non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the proposal.
Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4.

Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation
Proposal No. 1	The election of the Class II director named in this proxy statement	FOR all nominees
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR
Proposal No. 3	Approval, on a non-binding advisory basis, of the compensation of our named executive officers executive officers	FOR
Proposal No. 4	Indication, on a non-binding advisory basis, whether future advisory votes on the compensation paid by us to our named executive officers should be held every one, two, or three years	“ONE YEAR”
None of our non-employee directors have any substantial interest in any matter to be acted upon. None of our executive officers have any substantial interest in any matter to be acted upon, other than Ms. Stueland's nomination as a director in Proposal 1 and the named executive officers' interests with respect to Proposal No. 3 and Proposal No. 4.
Voting Instructions; Voting of Proxies

Vote By Telephone or Internet	Vote By Mail	Vote in Person
You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
If you received a paper copy of the proxy materials by mail, you may vote by mail by completing, signing and dating the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.
You may attend the Annual Meeting via the virtual meeting platform and vote during the meeting. See “Attending the Annual Meeting” above.
Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 17, 2026. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting via the virtual meeting webcast.

Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending in person through the virtual meeting platform and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to stockholders. Following the original distribution of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original distribution of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
CORPORATE GOVERNANCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, stock ownership guidelines, and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only.
Director Independence
Our Class A Common Stock is traded on the Nasdaq Global Select Market (“Nasdaq”). The rules of Nasdaq require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee the Company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Our Board has determined that each individual currently serving on our board, other than Ms. Stueland and Mr. Ryan, qualifies as an independent director under Nasdaq listing standards.
Board of Directors
Our Board oversees our business affairs and works with our Chief Executive Officer and other senior management to determine our strategy and mission. In fulfilling its responsibilities, our Board is involved in strategic and operational planning, financial reporting, governance, compliance and risk oversight.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board will be free to choose its chairperson in any way that it considers in the best interests of our Company at any given point in time, and our Nominating and Corporate Governance Committee charter provides that the committee will periodically consider the leadership structure of our Board and make such recommendations to our Board with respect thereto as appropriate. Our Board currently believes that it should maintain flexibility in determining the Board leadership structure that is appropriate for the Company at a given time.
Currently, our leadership structure separates the roles of Chairman of the Board and Chief Executive Officer, with Ms. Stueland serving as our Chief Executive Officer and Mr. Ryan serving as the Chairman of the Board. Our Board believes that separating these roles provides the appropriate balance between strategy development, flow of information between management and the Board, and oversight of management. We believe this provides guidance for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our partners, customers, employees, and other stakeholders. As Chairman, Mr. Ryan, among other responsibilities, presides over regularly scheduled meetings of the Board, serves as a liaison between the directors, and performs such additional duties as our Board may otherwise determine and delegate. Our Board recognizes the time, effort, and energy that Ms. Stueland is required to devote to her position as our Chief Executive Officer in the current business environment, as well as the commitment required for a person to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. By having Mr. Ryan serve as Chairman of the Board, Ms. Stueland is better able to focus her attention on running our Company. Effective immediately following the Annual Meeting, Mr. Meister will serve as Chairman of the Board.
The Board’s Role in Risk Oversight
Although our management is primarily responsible for managing our risk exposure on a daily basis, our Board oversees the risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area, including with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. Our Compensation Committee assists our Board in assessing and mitigating any risks that may be created by our compensation plans, practices and policies. Our Nominating and Corporate Governance Committee is charged with assisting our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with Board membership and corporate governance.
Insider Trading Policy and Anti-Hedging
We have adopted an insider trading policy and related procedures that govern the purchase, sale and other disposition of our securities by (i) our officers, employees and directors, (ii) consultants and contractors who have been designated as subject to the policy by the ITP Officers (as defined below) and (iii) with respect to the people listed in (i) and (ii), their immediate family members, people sharing their households, and anyone subject to their influence or control. The insider trading policy is also applicable to entities such as partnerships, trusts and corporations that are controlled by our officers, employees or directors or by designated contractors or consultants. We refer to all these individuals and entities to whom the insider trading policy applies collectively as “Insiders.”
We believe our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy and procedures prohibit Insiders from trading in our securities while in possession of material, non-public information, among other things. Pursuant to our insider trading policy, our Chief Legal Officer and Vice President, Governance & Securities Law Counsel are designated as “ITP Officers” responsible for administering, interpreting and enforcing compliance as needed.
Although we have not adopted a formal policy governing transactions by the Company in our securities, we will not transact in any of our securities unless in compliance with applicable U.S. securities laws, rules and regulations and the exchange listing standards applicable to us.
In addition, our insider trading policy prohibits our officers, employees and directors and designated contractors and consultants, as well as their immediate family members and people sharing their households, from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities, (ii) engaging in short sales of our securities, meaning a sale of securities that the Insider does not own, including short sales “against the box,” or engaging in any other inherently speculative transactions with respect our securities, and (iii) using or pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by an ITP Officer and is in accordance with any applicable policy or guidelines of our company regarding pledging.
Our Board reserves the right in its sole discretion to modify or grant waivers to the insider trading policy. In addition, our Board has delegated to the Nominating and Corporate Governance Committee the authority to oversee amendments, waivers and other updates to the insider trading policy. Any amendments or waiver may be publicly disclosed if required by applicable laws, rules and regulations.
The foregoing summary of our insider trading policy and related procedures does not purport to be complete and is qualified by reference to our insider trading policy, a copy of which was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ending December 31, 2025, filed with the SEC on February 23, 2026 and incorporated herein by reference.
Clawback Policy
In accordance with SEC and Nasdaq requirements, the Compensation Committee adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement is required, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results. For additional information on our compensation recovery policy, please see the section entitled “Executive Compensation—Clawback Policy.”
Committees of the Board of Directors
Our Board has the authority to appoint standing and special committees to perform certain management and administration functions. Our Board has established a standing Audit Committee (the “Audit Committee”), a standing Compensation Committee (the “Compensation Committee”), and a standing Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”). The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for each of these committees are available on the Investor Relations section of our website at ir.GeneDx.com. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.
Composition of Committees on the Board of Directors

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Katherine Stueland
Jason Ryan
Eli Casdin		X	X
Keith Meister	Chair
Emily Leproust	X	X	Chair
Richard C. Pfenniger, Jr.	X
Joshua Ruch		Chair	X
Thomas Fuchs
Audit Committee
Our Audit Committee is comprised of Messrs. Meister and Pfenniger, and Dr. Leproust, with Mr. Meister as the chairman of the Audit Committee. Effective immediately following the Annual Meeting, Mr. Pfenniger will serve as chairman of the Audit Committee. The Board has determined that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations, and that each member of the Audit Committee is financially literate.
In making the determination regarding independence, our Board considered the relationships that each member of our Audit Committee has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each member of our Audit Committee and the nature of his or her service to the Company. In particular, our Board has determined that, although Mr. Meister falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), Mr. Meister nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) exempt holders of 10% or less of any class of voting securities of an issuer from being deemed to be in control of, or an affiliate of, that issuer. As of April 20, 2026, Mr. Meister indirectly beneficially owned approximately 12.7% of our outstanding Class A Common Stock (which includes certain shares of Common Class A Common Stock issuable upon the exercise of certain private placement warrants). See “Security Ownership of Certain Beneficial Ownership and Management.” The existence of the safe harbor set forth in Rule 10A-3(e)(1)(ii)(A), however, does not create a presumption in any way that a person exceeding the 10% threshold controls or is otherwise an affiliate of an issuer, and our Board, after considering, among other factors, Mr. Meister’s direct ownership in our outstanding Class A Common Stock, his indirect beneficial ownership of our outstanding Class A Common Stock, the exercise price and the likelihood of the exercise of the private placement warrants, and his service to us solely in the capacity as a director, has determined that Mr. Meister satisfies the audit committee membership requirements established by the SEC and under the Nasdaq rules.
In addition, the Board has determined that Mr. Meister is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board. Our Audit Committee is directly responsible for, among other things:
•reviewing and discussing with management and the independent auditors our quarterly and annual financial results and earnings releases, our annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q and recommend to the Board whether the annual financial statements should be included in our Annual Reports on Form 10-K;
•selecting and hiring the independent registered public accounting firm;
•monitoring the qualifications, independence and performance of our independent auditors;
•the preparation of the Audit Committee report to be included in the proxy statement for our annual meeting;
•our compliance with legal and regulatory requirements;
•overseeing our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;
•reviewing and approving related-person transactions; and
•overseeing our financial risks, enterprise exposures, cybersecurity risks and other risks as it deems necessary or appropriate.
Compensation Committee
Our Compensation Committee is comprised of Messrs. Casdin and Ruch and Dr. Leproust, with Mr. Ruch as the chairman of our Compensation Committee. The Board has determined that each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•evaluating and recommending non-employee director compensation arrangements for determination by our Board;
•administering our cash-based and equity-based compensation plans; and
•overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.
The Compensation Committee may retain compensation advisors and other compensation consultants. For additional information on our compensation consultants retained during the year ended December 31, 2025, please see the section entitled “Executive Compensation—Role of the Compensation Consultant.”
Nominating and Corporate Governance Committee
Our Nominating and Governance Committee is comprised of Messrs. Ruch and Casdin and Dr. Leproust, with Dr. Leproust as the chairperson of our Nominating and Governance Committee. The Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current Nasdaq listing standards. Our Nominating and Governance Committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on our Board;
•overseeing the process of evaluating the performance of our Board; and
•advising our Board on other corporate governance matters.

Compensation Committee Interlocks and Insider Participation
The directors who were members of our Compensation Committee during 2025 were Joshua Ruch, Emily Leproust and Eli Casdin. None of them at any time has been one of our officers or employees. None of our executive officers serves, or in the past has served, as a member of the Board or Compensation Committee of any entity that has one or more of its executive officers serving on our Board or our Compensation Committee.
Director Compensation
Non-Employee Director Compensation Policy
For service on our Board during 2025, our non-employee directors received compensation pursuant to our non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. The Compensation Committee annually reviews and considers information from its independent compensation consultant regarding the amounts and type of compensation paid to non-employee directors at companies within the same peer group the Compensation Committee uses to assess executive compensation. The Compensation Committee makes recommendations to the Board if it determines changes are needed. In April 2025, upon recommendation by the Compensation Committee, the Board approved the compensation program described below, with certain increases as noted. In March 2026, upon recommendation by the Compensation Committee, the Board determined to make no changes to the compensation program for 2026.
Equity Compensation. Upon our annual meeting of stockholders, each non-employee director who was serving on the Board, and who continued to serve on the Board, received a grant of RSUs with an aggregate value of $240,000 (compared to $338,480 in 2024), which will vest on the earlier of the first anniversary of the grant date and the next annual meeting of our stockholders, in each case subject to such non-employee director continuing to provide services to us through such vesting date. New non-employee directors received a grant of RSUs upon joining our Board with an aggregate value of $420,000 (increased from $400,000 in 2024), which will vest in annual installments over the three-year period following the grant date, in each case subject to such new non-employee director continuing to provide services to us through such vesting dates. The number of shares subject to each grant of RSUs was determined by dividing the dollar value by the average closing price of Company common stock for the 30-trading day average (commencing in 2026, changed to a 30- or 60-trading day average, whichever results in the lower number of granted RSUs) ending on the day prior to the grant date, rounding down to the nearest whole share. Then-outstanding RSUs granted to our non-employee directors shall accelerate in full upon the consummation of a Corporate Transaction (as defined in our Amended and Restated 2021 Equity Incentive Plan (the “2021 EIP”)).
Cash Compensation. During 2025, our non-employee directors received an annual cash retainer of $50,000, payable quarterly. Our non-executive chairman of the Board received an additional retainer of $50,000. Members of our Audit Committee received an additional annual cash retainer of $10,000, and the chairperson of our Audit Committee received an additional cash retainer of $20,000 (in lieu of the annual retainer for membership on the Audit Committee). Members of our Compensation Committee received an additional annual cash retainer of $7,500, and the chairperson of our Compensation Committee received an additional cash retainer of $15,000 (in lieu of the annual retainer for membership on the Compensation Committee). Members of our Nominating and Governance Committee received an additional annual cash retainer of $5,000, and the chairperson of our Nominating and Governance Committee received an additional cash retainer of $10,000 (in lieu of the annual retainer for membership on the Nominating and Governance Committee).
In addition, in no event will the total amount of annual compensation granted or paid to any non-employee director exceed $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a non-employee director, calculated in accordance with our 2021 EIP.
Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board.
2025 Director Compensation Table
The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2025. Ms. Stueland did not receive any compensation for her service as a director during fiscal year 2025, while also serving as Chief Executive Officer. Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board) or any equity or non-equity awards in the year ended December 31, 2025. Please see the section entitled “Executive Compensation—2025 Summary Compensation Table” for a summary of payments made to Ms. Stueland.

Name	Fees Earned or Paid in Cash	Restricted Stock and Other Securities (1)(2)	Total
Joshua Ruch	$67,139	$230,402	$297,541
Eli D. Casdin	$59,639	$230,402	$290,041
Emily Leproust, Ph.D.	$74,639	$230,402	$305,041
Keith Meister	$67,139	$230,402	$297,541
Richard C. Pfenniger, Jr.	$57,139	$230,402	$287,541
Jason Ryan	$94,278	$230,402	$324,679
Thomas Fuchs, Ph.D.	$14,402	$439,789	$454,191
(1)    The amounts reported in this column represent the aggregate grant date fair value of the awards granted under our 2021 Equity Incentive Plan to our directors during the year ended December 31, 2025, as computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the awards reported in the Restricted Stock and Other Securities columns are set forth in Note 2 and Note 12 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards granted during the year, and do not necessarily correspond to the actual economic value that may be received by the director from the awards.
(2)    The following table sets forth information regarding the aggregate number of shares of our Class A Common Stock underlying outstanding stock options held by our non-employee directors as of December 31, 2025 and the aggregate number of unvested shares of our Class A Common Stock underlying outstanding RSU awards held by our non-employee directors as of December 31, 2025:

Name	Shares Underlying Unexercised Stock Options	Unvested Shares of Restricted Stock Units
Joshua Ruch	3,741	3,576
Eli D. Casdin	11,882	3,576
Emily Leproust, Ph.D.	11,882	3,576
Keith Meister	11,207	3,576
Richard C. Pfenniger, Jr.	13,598	3,576
Jason Ryan	14,372	3,576
Thomas Fuchs, Ph.D.	—	3,438
Stock Ownership Guidelines
On April 10, 2025, the Board, based on the recommendation of the Compensation Committee, adopted stock ownership guidelines (the “Stock Ownership Guidelines”), to further align the interests of our non-employee directors and officers with the interests of our stockholders. For additional information on our compensation consultants retained during the year ended December 31, 2025, please see the section entitled “Executive Compensation—Stock Ownership Guidelines.”
Board and Committee Meetings and Attendance
The Board and its committees meet throughout the year on a pre-determined schedule and also hold special meetings and act by written consent from time to time. Typically, in conjunction with the regularly scheduled meetings of the Board, the independent directors meet in executive sessions outside the presence of management.
During 2025, the Board met six times (including telephonic meetings) and took action by unanimous written consent one time. During 2025, our Audit Committee met four times, our Compensation Committee met three times and took action by unanimous written consent one time, and our Nominating and Governance Committee met four times and took action by unanimous written consent one time. Each director attended at least 75% of the meetings held by the Board and by each committee on which he or she served while he or she was a director during the year.
We acknowledge the value of having directors with significant experience in other businesses and activities. Effective service requires substantial commitment, but we recognize that the demands of other business activities vary substantially; therefore, we do not consider it necessary to impose specific limits on such activities so long as directors are sufficiently attentive and available to fulfill their duties and so long as directors comply at all times with our conflict of interests policies.

Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of the Board at each annual meeting of stockholders, we encourage all of our directors to attend in person, or virtually, depending on the meeting format. In fiscal year 2025, six directors serving at the time of last year’s annual meeting attended that meeting.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on the Investor Relations section of our website at ir.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.
Stockholder Communications with the Board of Directors
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. The Corporate Secretary will review such correspondence and forward the communication to the Board members, unless the communication contains advertisements or solicitations or is abusive, threatening or similarly inappropriate.
Considerations in Evaluating Director Nominees
The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.
Our Board encourages the selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as independence, diversity, geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. In evaluating potential candidates for the Board, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12.1 of our Amended and Restated Bylaws (as amended, the “Bylaws”). Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. Submissions must include the full name of the proposed nominee, age, business and residential address, the principal occupation or employment of such nominee, other information regarding the nominee and proposing stockholder as specified in the Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under the section titled “Future Stockholder Proposals.” In addition to satisfying the foregoing requirements under the Bylaws, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

PROPOSAL NO. 1 - THE CLASS II DIRECTOR ELECTION
Our Board is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively.
Based on mutual discussions with members of our Nominating and Corporate Governance Committee and the Board, Mr. Ryan, a Class II director of the Board, was not nominated for election to the Board as a Class II director at the Annual Meeting. The Board is grateful to Mr. Ryan for his dedication, many years of service, and contributions as a director of GeneDx. With Mr. Ryan's departure, the Board has reduced the size of the Board to seven directors, effective upon the conclusion of the Annual Meeting.
The director will be elected by a plurality of the votes present online at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the individual nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” the nominee or “WITHHOLD” your vote with respect to the nominee. Shares represented by proxies will be voted “FOR” the election of the Class II nominee, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If the nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. The nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than one director.
Nominee to the Board of Directors
The nominee and her age as of April 20, 2026 are provided in the table below. Additional biographical information for the nominee is set forth in the text below the table.

Name	Age	Class
Katherine Stueland	50	Class II
Katherine Stueland has served as our Chief Executive Officer and as a member of our Board since April 2022. Ms. Stueland served as President and Chief Executive Officer of GeneDx prior to its acquisition by Sema4 since June 2021. Prior to joining Legacy GeneDx, Ms. Stueland previously served as the Chief Commercial Officer at Invitae Corporation, a biotechnology company from October 2016 to June 2021. Ms. Stueland serves on the Board of Directors for the American Clinical Laboratory Association (ACLA), the national trade association for leading laboratories, advancing policies that improve patient outcomes, expand access to high-quality diagnostics, and enable personalized care. She also serves on the JED Foundation Leadership Council, a nonprofit organization that works to prevent suicide and protect the emotional health of young adults and teens as part of her lifetime commitment to help improve mental health. Ms. Stueland earned a B.S. in English language and literature from Miami University in Ohio. Ms. Stueland’s extensive leadership experience as an executive officer of biotechnology companies and knowledge of GeneDx’s business provide her with the qualifications and skills to serve as a director on our Board.
Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages as of April 20, 2026 are provided in the table below. Additional biographical information for each continuing director is set forth in the text below the table.

Name	Age	Class	Director Since
Eli D. Casdin(1)(2)	53	Class I	July 2020
Thomas Fuchs, Ph.D.	47	Class I	September 2025
Emily Leproust, Ph.D.(1)(2)(3)	53	Class III	September 2020
Keith Meister(3)	53	Class III	January 2020
Richard C. Pfenniger, Jr.(3)	70	Class III	May 2022
Joshua Ruch(1)(2)	76	Class I	July 2021
(1)Member of our Nominating and Corporate Governance Committee.
(2)Member of our Compensation Committee.
(3)Member of our Audit Committee.

Eli Casdin has served as a member of our Board since July 2020 and previously served as the Chief Executive Officer of CM Life Sciences, Inc. from July 2020 to July 2021. Mr. Casdin founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry in November 2011 and currently serves as its Chief Investment Officer. Mr. Casdin has served on the board of Standard BioTools Inc. since April 2022. Mr. Casdin has also served on the boards of directors of Exact Sciences Corp. from October 2017 to September 2020, Absci Corp. from December 2020 to July 2022, Century Therapeutics, Inc. from February 2021 to October 2022, EQRx, Inc. from January 2020 to November 2022, SomaLogic, Inc., from December 2021 to January 2024 (having previously served as the Chief Executive Officer of CMLS II from December 2020 to September 2021), Tenaya Therapeutics, Inc. from October 2019 to December 2022, and 2seventy Bio, Inc. from March 2024 to May 2025. Mr. Casdin holds an M.B.A. from Columbia Business School and a B.S. degree from Columbia University School of General Studies. Mr. Casdin’s qualifications to serve on our Board include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.
Thomas Fuchs, Ph.D., has served as a member of our Board since September 2025. In addition, Dr. Fuchs has served as Eli Lilly and Company’s Chief AI Officer since October 2024. Dr. Fuchs previously served as Dean of Artificial Intelligence and Human Health, and the Director of the Hasso Plattner Institute for Digital Health at the Icahn School of Medicine at Mount Sinai from October 2020 to October 2024, where he currently serves as an adjunct professor. Before joining Mount Sinai, Dr. Fuchs was Co-Director of the Warren Alpert Center for Digital and Computational Pathology at Memorial Sloan Kettering Cancer Center from August 2017 to September 2020 and a professor at Weill Cornell Graduate School of Medical Sciences from 2015 to 2023. He is also a co-founder of Paige.AI, an AI pathology company, where he served as the Chief Scientific Officer from May 2017 to September 2020 and as the Chief Scientist from September 2020 to October 2024. He currently serves on the Board of Paige.AI, a position he has held since May 2017. Dr. Fuchs has previously worked as a research technologist at NASA’s Jet Propulsion Laboratory and as a visiting scientist at the California Institute of Technology. Dr. Fuchs holds a Doctor of Sciences (D.Sc.) in Machine Learning from ETH Zurich and a Master’s degree in Technical Mathematics from Graz Technical University in Austria. Dr. Fuchs qualifications to serve on our Board include Dr. Fuchs’ extensive experience in artificial intelligence and digital pathology, including his leadership roles at major academic medical centers, in the biopharmaceutical industry and as a founder and scientific leader of an AI-driven diagnostics company, as well as his deep knowledge of the development and application of advanced computational technologies in healthcare, provide him with the qualifications and skills to serve as a director on our Board.
Emily Leproust, Ph.D., has served as a member of our Board since September 2020. Dr. Leproust has been President and Chief Executive Officer of Twist Bioscience Corp., a biotechnology company, since co-founding Twist in 2013. Since October 2018, she has also served as chair of the board of directors for Twist. Prior to co-founding Twist, Dr. Leproust served in various positions at Agilent Technologies, Inc., an analytical instrumentation development and manufacturing company, most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. She serves on the Board of Directors of the Nuclear Threat Institute, a nonprofit global security organization focused on reducing nuclear and biological threats imperiling humanity, and is a co-founder of Petri, an accelerator for start-ups at the forefront of engineering and biology. Dr. Leproust has published over 30 peer-reviewed papers – many on applications of synthetic DNA, and is the author of numerous patents. Dr. Leproust holds a Ph.D. in Organic Chemistry from the University of Houston and a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry. Dr. Leproust’s qualifications to serve on our Board include her extensive professional and educational experience in the life sciences industry.
Keith Meister has served as a member of our Board since January 2022 and previously served as the Chairman of the Board of CMLS from July 2020 to July 2021. He founded Corvex Management LP, a New York based investment manager, in December 2010 and since its inception has served as its Managing Partner and Chief Investment Officer. From 2003 to 2010, Mr. Meister served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the Board of Icahn Enterprises L.P., the primary investment vehicle for Carl Icahn. In addition, Mr. Meister previously served as Chairman of CMLS II from December 2020 to September 2021 and CMLS III from January 2021 to December 2021. Mr. Meister also serves on the Board of Directors of MGM Resorts International, a global hospitality and entertainment company, and its affiliate BetMGM; Vestis, a provider of rental uniforms and workplace supplies; and Illumina, Inc., a global leader in DNA sequencing and array-based technologies. Mr. Meister has previously served on the Board of Directors of numerous other public companies in his career, including Yum! Brands Inc., The Williams Companies, Inc., ADT, Inc., Ralcorp Holdings, Inc. and Motorola, Inc. (now Motorola Solutions, Inc.). He is Chairman of the board of the Harlem Children’s Zone and also serves on the board of trustees of the American Museum of Natural History. Mr. Meister holds a B.A. degree in government from Harvard College where he graduated cum laude. His qualifications to serve on our board of directors include his extensive leadership experience as managing partner and executive officer of an investment firm and a diversified holding company, his extensive public company directorship experience in a variety of industries, and his expertise in finance, capital markets, strategic development, and risk management. Effective immediately following the Annual Meeting, Mr. Meister will serve as Chairman of the Board.

Richard C. Pfenniger, Jr., has served as a member of our Board since April 2022. Mr. Pfenniger is also a private investor who has served as an executive officer of several companies, including as Chief Executive Officer and President of Continucare Corporation, a provider of primary care physician and practice management services, from 2003 until 2011, where he also served as Chairman of the Board of Directors from 2002 until 2011. Previously, Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through 2003. Prior to joining Whitman, he served as the Chief Operating Officer of IVAX Corporation, a pharmaceutical company, from 1994 to 1997, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior thereto he was engaged in the private practice of law. Mr. Pfenniger currently serves as a director of OPKO Health, Inc., a biopharmaceutical and medical diagnostics company; Cocrystal Pharma, Inc., a development stage pharmaceutical company; and Fluent, Inc., a data driven performance marketing company. He also serves as the Vice Chairman of the Board of Trustees and as a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science. Mr. Pfenniger previously served as a director of Ivax Corporation; Asensus Surgical, Inc., a medical device company; BioCardia, Inc., clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases; and GP Strategies Corporation, a corporate education and training company. Mr. Pfenniger’s experience as a chief executive officer, chief operating officer and general counsel, and knowledge of the healthcare business provide him with the qualifications and skills to serve as a director on our Board.
Joshua Ruch has served as a member of our Board since July 2021 and previously served as the Chairman of our Board from July 2021 to January 2022 and as a member of the board of directors of Legacy Sema4 from November 2017 to July 2021. Mr. Ruch is also a managing partner and co-founder of Rho Capital Partners, an investment and venture capital management company focused on innovative technology, and has held such positions since the founding of Rho Capital Partners in 1981. Prior to co-founding Rho Capital Partners and Rho Ventures in 1981, Mr. Ruch worked as an investment banker at Salomon Brothers in New York, a multinational investment bank. In addition to GeneDx, Mr. Ruch is also a trustee of the Mount Sinai Health System, Carnegie Hall and the National Humanities Center, and is a member of the Board of Governors of the Technion - Israel Institute of Technology and the Steering Committee of the Jacobs Institute. Mr. Ruch received an M.B.A. from the Harvard Business School and a B.S. in electrical engineering from the Technion - Israel Institute of Technology in Haifa, Israel. Mr. Ruch’s broad experience as an investor and serving on the boards of emerging technology companies, including health care and biotechnology companies, qualifies him to serve on our Board.
Summary of Director Experience and Qualifications
The matrix below summarizes key qualifications, skills, and attributes relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. This summary is not intended to be an exhaustive list of each director’s skills or contributions to the Board and not having a mark does not mean the director does not possess that qualification or skill. The biographies of our continuing directors and director nominees above describe each director’s background and relevant experience in more detail.

Key Skill or Experience	Katherine Stueland	Eli Casdin	Keith Meister	Emily Leproust	Richard C. Pfenniger, Jr.	Joshua Ruch	Thomas Fuchs
Diagnostics / Medical Device / Biotechnology	☒	☒	☒	☒	☒	☒	☒
Executive Leadership / C-Suite	☒	☒	☒	☒	☒	☒	☒
Finance / Accounting	☐	☐	☒	☒	☒	☒	☐
Business Operations	☒	☐	☒	☒	☒	☒	☐
Business Development / Sales	☒	☐	☒	☒	☐	☐	☐
Corporate Governance	☒	☒	☒	☒	☒	☒	☐
Cybersecurity	☒	☐	☒	☒	☒	☐	☒
Scientific / Research	☐	☐	☐	☒	☐	☐	☒
Technology and AI	☐	☐	☐	☒	☐	☒	☒
Talent Development	☒	☐	☐	☒	☐	☐	☒
Risk Management	☒	☐	☒	☒	☒	☐	☒
Family Relationships
There are no familial relationships among any of our directors and executive officers.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR ALL NOMINEES”
IN THE ELECTION OF THE CLASS II DIRECTORS.

PROPOSAL NO. 2 - THE AUDITOR RATIFICATION
Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the closing of the Business Combination, and the independent registered public accounting firm of Legacy Sema4 prior to the closing of the Business Combination. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2025 and 2024:
Principal Accountant Fees and Services

Fees Billed to GeneDx	Fiscal Year 2025	Fiscal Year 2024
Audit fees(1)	$2,810,000	$1,920,500
Audit-related fees(2)	189,250	—
Total fees	$2,999,250	$1,920,500
(1)    “Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly condensed consolidated financial statements; consents, and assistance with and review of documents filed with the SEC; comfort letters during fiscal year 2025; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) and subsequent SEC filings including registration statements.
(2)     “Audit-related fees” include fees for services performed in accordance with system and organization controls reports and to evaluate the effectiveness of operational controls.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves, and may establish pre-approval policies and procedures for, all audit and non-audit related services provided by our independent registered public accounting firm as permitted by the Nasdaq rules, applicable laws and rules and regulations of the SEC and other applicable laws and regulations. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2025. Our Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”
Our Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2025 for filing with the U.S. Securities and Exchange Commission.
Submitted by the Audit Committee
Keith Meister, Chair
Emily Leproust
Richard C. Pfenniger, Jr.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote at the Annual Meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall total compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board or the Compensation Committee.
As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract and retain superior employees in key positions to enable us to succeed in the highly competitive market for talent, while simultaneously aligning actual pay to our performance and stockholder returns. We intend to provide a competitive target compensation package to our executives, tie a significant portion of pay to performance and utilize programs that align the interests of our executives with those of our stockholders. Our Compensation Committee and our Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and appropriately aligned with our performance and the performance of our executives. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future.
We are asking our stockholders to indicate their support for the advisory approval of our executive compensation as described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”
Although this advisory vote is non-binding, our Board and our Compensation Committee value the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR”
THE ADVISORY APPROVAL OF GENEDX’S EXECUTIVE COMPENSATION AS
DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4 - ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote must be submitted to stockholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also “ABSTAIN” from voting. The frequency that receives the greatest number of votes cast by stockholders on this matter at the meeting will be deemed to be the preferred frequency of our stockholders.
After careful consideration, our Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every year so that stockholders may express annually their views on our executive compensation program.
Stockholders are not voting to approve or disapprove our Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting every one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board and Nominating and Corporate Governance Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when determining the actual frequency to be adopted, and such determination will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS HOLDING FUTURE NON-BINDING
ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS EVERY “ONE YEAR.”

EXECUTIVE OFFICERS
Management
The following table sets forth the names, ages as of April 20, 2026, and certain other information regarding our executive officers and directors:

Name	Age	Position
Executive Officers:
Katherine Stueland	50	Chief Executive Officer and Director
Kevin Feeley	45	Chief Financial Officer
Bryan Dechairo	53	Chief Operating Officer
For information regarding Ms. Stueland, please see the section entitled “Proposal No. 1 - The Class II Director Election.”
Executive Officers
Kevin Feeley has served as our Chief Financial Officer since August 2022. Mr. Feeley previously served as Senior Vice President of Operations and Head of GeneDx from May 2022 to August 2022. Prior to joining us, Mr. Feeley served as Chief Financial Officer of OPKO Health’s diagnostics division from 2016 to 2022, which included BioReference Laboratories, Inc. and Legacy GeneDx, prior to the Acquisition. Mr. Feeley previously served as the U.S. Controller at Reckitt Benckiser, a global consumer packaged goods company focused on health, hygiene, and nutrition brands. He also previously led SEC reporting at Bausch Health Companies, a public specialty pharmaceutical company, and spent twelve years in the audit practice of KPMG LLP working closely with large multinational pharmaceutical companies. Mr. Feeley is a certified public accountant and holds a BBA from James Madison University.
Bryan Dechairo has served as our Chief Operating Officer since January 2025. Dr. Dechairo previously served as President and Chief Executive Officer of Sherlock Biosciences, Inc., a molecular diagnostics company, from June 2021 to December 2024, and as Officer and Executive Vice President of Development at Myriad Genetics, Inc., a genetic testing and precision medicine company, from August 2017 to April 2021. Dr. Dechairo previously served on the Board of Directors of Biocartis Group NV from March 2023 to December 2024. Dr. Dechairo holds a Ph.D. in Human Genetics from the University College of London and a B.A. in Integrative Biology from the University of California, Berkeley.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The information contained in this Compensation Discussion and Analysis (this “CD&A”) and the executive compensation disclosures below are provided for the individuals who were our named executive officers for the year ended December 31, 2025 (“fiscal year 2025”), whom we refer to collectively as the “NEOs”: For fiscal year 2025, our NEOs were:
•Katherine Stueland, our Chief Executive Officer,
•Kevin Feeley, our Chief Financial Officer, and
•Bryan Dechairo, our Chief Operating Officer.
Executive Summary
Who We Are Today
Since becoming a publicly traded company in 2021 under the name Sema4 Holdings Corp., the Company has transitioned from a broader diagnostics platform to a more focused genomics enterprise centered on exome and genome sequencing. During this period, we refined our strategic priorities, streamlined operations, and concentrated investment behind scalable capabilities and differentiated data assets. As a result, the Company’s operating and financial profile today differs meaningfully from earlier stages of its public company lifecycle, reflecting a more focused model, clearer strategic alignment, and strengthened financial discipline.
The Company’s May 2022 acquisition of GeneDx from OPKO Health (the “Acquisition”) was a key event for the Company. Subsequently, Katherine Stueland became our Chief Executive Officer and we took steps to exit the Legacy Sema4 businesses. In January 2023, Sema4 Holdings Corp. changed its name to GeneDx Holdings Corp. Accordingly, while our corporate history begins in 2021, we view the Acquisition as an inflection point and evaluate our past and current performance as well as the efficacy of our compensation program, from the time of the Acquisition.

Today, GeneDx operates as a genomics leader leveraging one of the industry’s largest, rare disease datasets and advanced analytics to support earlier diagnosis and precision care. Our executive compensation program has evolved alongside this progression, with performance measures and incentive structures designed to support disciplined execution, operational improvement, and sustained value creation over time.
2025 Business Highlights
During fiscal year 2025, GeneDx demonstrated sustained operating execution against its core strategic priorities, delivering strong growth in the exome and genome testing business while maintaining profitability and demonstrating significant operational scale.
Revenues grew to $427.5 million, an increase of 41% year-over-year (45% excluding a one-time 2024 benefit) and exome and genome test revenue grew to $360.3 million, an increase of 54% year-over-year (58% excluding a one-time 2024 benefit). Adjusted gross margin expanded to 71%, up from 65% for full year 2024 and Adjusted net income was $41.8 million, compared to $9.4 million for full year 2024. Therefore, the Company achieved its performance target goals for 2025 (see “2025 Executive Compensation Program In Detail — Performance Measures and Goals” for further details).
In parallel with financial performance, the Company made progress on select strategic initiatives directly tied to long-term scale and competitive positioning. During fiscal year 2025, GeneDx received FDA Breakthrough Device Designation for its ExomeDx™ and GenomeDx™ tests, providing regulatory validation of the clinical value of whole exome and whole genome sequencing in pediatric care. The Company also continued to expand GeneDx Infinity™, the largest rare disease dataset, which supports diagnostic accuracy, variant interpretation, and continuous improvement as testing volumes increase.
GeneDx further strengthened its position in pediatric and rare disease diagnostics by supporting broader clinical adoption of exome and genome sequencing following updated American Academy of Pediatrics guidance and by participating in large-scale genomic newborn screening initiatives, including the NIH-funded BEACONS Initiative and Florida’s Sunshine Genetics Network. These efforts were intended to expand long-term access and utilization while reinforcing the Company’s leadership in clinically actionable genomic testing.
The Compensation Committee considered the Company’s financial performance, operational execution, and progress against these strategic initiatives, together with individual executive contributions, in evaluating executive compensation outcomes for fiscal year 2025.
2025 Compensation Highlights
Our program has three primary elements: base salary, annual cash incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term equity incentives drive our NEOs to focus on long-term sustainable stockholder value creation. Below are key highlights of the executive compensation decisions the Compensation Committee made for fiscal year 2025 related to the NEOs:

Element	2025 Key Decisions
Base Salary	•Approved base salary increases, ranging from approximately 6% to 12%, to better align pay levels with peer market practices and promote internal consistency across the executive team
Annual Cash Incentives	•Approved actual annual incentive awards—based on performance—at 150% of target (see “2025 Executive Compensation Program In Detail — Annual Cash Incentives” for further details)
Long-Term Equity Incentives
•Implemented a long-term equity incentive mix comprised of 50% performance-based restricted stock units (“PRSUs”) and 50% service-based restricted stock units (“RSUs”), reinforcing alignment with long-term financial performance, stockholder interests, and executive retention (see “2025 Executive Compensation Program In Detail — Long-Term Equity Incentives” for further details)
•Fiscal year 2025 PRSU achieved at 200% of target

In addition, the Board adopted stock ownership guidelines for our executive officers and our Board of Directors to encourage our leadership team to act as owners of our company and drive alignment with our shareholders. See “Other Practices, Policies and Guidelines — Stock Ownership Guidelines” for further details.

Changes for 2026
For 2026, the Compensation Committee refined both the annual and long-term incentive programs to further strengthen alignment between executive compensation, sustained financial performance, and long-term stockholder value creation. The updates reflect a continued evolution toward greater performance rigor, clearer differentiation of outcomes, and a stronger connection between realized pay and results, while remaining appropriate for GeneDx’s growth profile.
•Annual Cash Incentives. Annual cash incentives continue to emphasize disciplined year-over-year execution against GeneDx’s core financial and operational priorities. For 2026, the Compensation Committee introduced cumulative WES/WGS testing volume as a Company-level metric alongside revenue and profitability measures to better reflect the drivers of growth and value. In addition, 2026 annual incentives include a weighted individual performance component, reinforcing accountability for leadership impact and enabling clearer differentiation of pay outcomes based on performance. To further strengthen pay-for-performance alignment, the Compensation Committee also increased the maximum annual payout opportunity from 150% to 175% of target, while maintaining defined thresholds to ensure awards are earned only when meaningful performance levels are achieved.
•Long-Term Equity Incentives. Long-term equity incentives are designed to align executive compensation with sustained performance and long-term value creation through a balanced mix of 50% service-based RSUs and 50% performance-based PRSUs. Starting with grants in 2026, PRSUs will be measured over a cumulative two-year performance period, using pre-established goals tied to revenue, whole exome and whole genome diagnostic testing volume, and adjusted net income. Executives earn PRSUs based on two years of performance and receive them over three years, with half delivered after year two and half delivered after year three.
These enhancements underscore the Compensation Committee’s commitment to a disciplined, stockholder-aligned incentive design that strengthens performance sensitivity, reinforces multi-year accountability, and continues to evolve alongside GeneDx’s growth trajectory.
Say-on-Pay and Stockholder Engagement
At the 2026 Annual Meeting, stockholders will be asked to cast their first advisory votes on executive compensation (“Say on Pay”) and on the frequency of future Say on Pay votes. The Board of Directors and the Compensation Committee view these votes as an important opportunity to reinforce the Company’s commitment to sound pay-for-performance principles, robust governance, and transparent communication with stockholders. The executive compensation program described in this CD&A has been designed to align executives’ interests with long-term stockholder value creation, reflect the Company’s business strategy and risk profile, and support the attraction, motivation, and retention of high-performing leaders. The Board and Compensation Committee welcome stockholder feedback and intend to consider the results of these advisory votes, together with ongoing engagement, as they continue to evaluate and evolve the Company’s executive compensation practices.
Best Compensation Governance Policies and Practices
The Compensation Committee seeks to ensure that we maintain sound governance and compensation policies and practices. In designing and overseeing our executive compensation program, we strive to employ best practices and regularly assess our policies and practices.
What we do include:
•Pay-for-performance culture. We emphasize a pay-for-performance culture through a performance-based annual incentive plan and by delivering a substantial portion of total compensation for our NEOs in the form of long-term equity awards.
•Peer companies. We maintain and annually review a group of peer companies, which we use as a data point for all compensation decisions for our executives. The peer group is selected to include public companies that have similar revenue and market capitalization. We compete with these companies, as well as larger diagnostics companies, for executive talent.
•Independent compensation consultant. Our compensation committee directly engages an independent compensation consultant to provide analysis for all aspects of our executive compensation decisions and guidance on other executive compensation matters independent of management.
•Stock ownership guidelines. We maintain stock ownership guidelines for our Chief Executive Officer, our other executive officers and the non-employee members of our Board of Directors.

•Clawback policy. Our executive officers are subject to a compensation recovery “clawback” policy that provides for the recovery of incentive-based compensation under certain circumstances in the event we restate our financial statements.
What we do not do include:
•Guaranteed Annual Bonuses. We do not provide guaranteed annual bonuses to our executive officers.
•Perquisites. We do not provide significant perquisites or personal benefits to our executives.
•Change in control. We do not provide any excise tax reimbursement payments (including “gross-ups”) with respect to payments or benefits contingent upon a change in control of our Company. We also do not provide “single trigger” equity acceleration upon a change in control of our Company.
•Retirement benefits. We do not offer pension arrangements to our executive officers, other than our 401(k) plan, which is open to all U.S salaried employees.
•Hedging and pledging activity. We do not permit our NEOs, the members of our Board or other employees to enter into hedging or similar transactions designed to decrease risks associated with holding our equity securities.
What Guides Our Program
Executive Compensation Philosophy and Objectives
GeneDx’s executive compensation program is designed to attract, motivate, and retain highly qualified leaders who can execute the Company’s growth strategy, advance innovation in genetic testing and diagnostics, and deliver sustainable long-term stockholder value. In establishing and administering the program, the Compensation Committee is guided by the following principles:
•Alignment with stockholder value creation. A significant portion of executive compensation is delivered through variable, at-risk pay opportunities that are tied to Company performance and long-term value creation. Equity-based incentives are a core component of the program and are designed to align executives’ interests with those of stockholders.
•Pay for performance. Executive incentive compensation is linked to the achievement of pre-established financial and strategic performance objectives that reflect GeneDx’s business priorities, growth trajectory, and stage of development. Actual payouts vary based on performance outcomes, reinforcing accountability and results orientation.
•Market-competitive and growth-oriented positioning. Compensation opportunities are benchmarked against a carefully constructed peer group of life sciences, diagnostics, and other high-growth companies that reflect both GeneDx’s current operating profile and its future ambitions. While the Company generally targets compensation around the market median, the program retains flexibility to recognize exceptional performance, specialized expertise, and critical talent needs.
•Talent attraction and retention with cost discipline. The compensation program is designed to support GeneDx’s ability to compete for executive talent in a dynamic and competitive labor market, while maintaining appropriate controls on total compensation cost, equity usage and share dilution.
Together, these principles are intended to support GeneDx’s strategic objectives, reinforce a strong pay-for-performance culture, and balance competitive compensation with responsible governance and stockholder interests.

Elements of Compensation
The following primary elements of compensation support our executive compensation philosophy:

	Component	Purpose	Key Features
Fixed	Base Salary	Provide market-competitive cash compensation based on experience, skills, and responsibilities as well as alignment to internal pay equity	•Reviewed annually based on market data, internal equity, job responsibilities, and individual performance
At-Risk	Annual Cash Incentives
Encourage achievement of defined near-term corporate performance objectives that support efficient growth and long-term stockholder value creation, with incentive metrics aligned to the Company’s strategic growth objectives

•Based on the achievement of pre-established corporate performance measures, together with an assessment of individual performance against defined objectives
•Designed to balance revenue growth with improving profitability and operating efficiency, in alignment with GeneDx’s long-term strategic growth objectives

	Long-Term Equity Incentives	Incentivize long-term stockholder value creation and alignment with stockholder interests while supporting the attraction and retention of key talent.
•Comprised of a mix of 50% performance-based restricted stock units (“PRSUs”) and 50% service-based restricted stock units (“RSUs”)
oPRSUs: earned based on the achievement of pre-established financial performance measures over defined performance periods, with vesting contingent on the Company’s financial results
oRSUs: service-based awards that vest over a multi-year period, supporting retention and sustained alignment with long-term stockholder interests

Pay Mix
The charts below show the target annual total direct compensation of our CEO and the average for our other NEOs for fiscal year 2025. These charts illustrate that a majority of executive compensation is at risk, with 93% for our CEO and an average of 86% for our other NEOs at risk.

The Decision-Making Process
Role of the Compensation Committee. Pursuant to its charter and in accordance with Nasdaq rules, the Compensation Committee is responsible for overseeing and approving the compensation of our executive officers and for administering our executive compensation programs. In carrying out its responsibilities, the Compensation Committee reviews executive performance, considers market and peer compensation data, and evaluates compensation decisions in light of our business strategy, performance, and stockholder interests. The Compensation Committee receives input and recommendations from management, including the Chief Executive Officer with respect to the compensation of other executive officers, and is authorized to engage independent compensation advisors. No executive officer participates in Compensation Committee deliberations regarding his or her own compensation. For additional information on the Compensation Committee, see “Committees of the Board of Directors — Compensation Committee” elsewhere in this proxy statement, or refer to the Compensation Committee charter on our website.
Role of Management. Members of the Company’s management team attend Compensation Committee meetings, as appropriate, to provide information and analysis regarding executive compensation matters, Company and individual performance, and competitive market practices. Management supports the Committee’s review by supplying data, recommendations, and operational insight; however, only members of the Compensation Committee may deliberate and vote on matters relating to executive compensation.
The CEO provides recommendations to the Compensation Committee regarding the compensation of the Company’s other executive officers. The Compensation Committee reviews and approves these decisions. The CEO does not participate in deliberations regarding her own compensation. In accordance with its charter, the Compensation Committee determines and approves the CEO’s compensation.
Role of the Compensation Consultant. Through June 2025, the Compensation Committee engaged AON to serve as its independent compensation consultant and, thereafter, engaged Pearl Meyer to serve in such role, both firms having expertise in the healthcare industry. AON advised the Compensation Committee on our 2025 executive compensation programs and practices and our executive compensation decisions and provided the following services as requested by the Compensation Committee:
•assisted in the development of the compensation peer group we used to understand market competitive compensation practices for purposes of our 2025 compensation program;
•reviewed and assessed our 2025 compensation practices and the cash and equity compensation levels of our executive officers (including an equity retention analysis), including our NEOs, and also for members of our Board;
•reviewed and assessed our then-current compensation programs to determine any changes to be implemented in order to remain competitive with the market, including the design and strategy of our PRSU program for fiscal year 2025, as well as conducting an equity burn rate and overhang analysis;
•assisted in the review and assessment of the design and strategy of our annual and long-term incentives; and
•advised on regulatory developments relating to executive compensation.
Starting in July 2025, Pearl Meyer provided the following services as requested by the Compensation Committee:
•assisted in the development of the compensation peer group we used to understand market competitive compensation practices for purposes of our 2026 compensation program;
•reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including an equity retention analysis), including our NEOs, and also for members of our Board;
•reviewed and assessed our current compensation programs to determine any changes to be implemented in order to remain competitive with the market, including the design and strategy of our PRSU program for fiscal year 2026, as well as conducting an equity burn rate and overhang analysis;
•assisted in the review and assessment of the design and strategy of our annual and long-term incentives; and
•advised on regulatory developments relating to executive compensation.
During 2025, the Compensation Committee evaluated the independence of its compensation consultants in accordance with applicable Nasdaq listing standards. Based on this evaluation, the Compensation Committee concluded that neither Aon, nor Pearl Meyer, had any conflict of interest. The Compensation Committee has retained Pearl Meyer to advise on executive compensation matters for the year ending December 31, 2026.
The Role of the Peer Group. The compensation peer group is an important input to the Compensation Committee’s evaluation of executive compensation levels, program design, and pay-for-performance alignment. In establishing and periodically reviewing the peer group, the Compensation Committee is supported by its independent compensation consultant and considers a range of quantitative and qualitative factors to ensure the peer group reflects companies with comparable business and market characteristics.
We maintain a compensation peer group composed of companies primarily operating in the biotechnology, life science tools and services, and healthcare equipment industries. The peer group is further refined to include companies with comparable business characteristics, including a focus on high revenue growth and/or participation in the genomics diagnostics space, as well as similar revenue and market capitalization profiles. Specifically, peer companies generally fall within a range of approximately 0.33x to 3.0x of GeneDx’s revenue and market capitalization.
The Compensation Committee engaged AON (who was the Compensation Committee’s independent compensation consultant through June 2025) to assist in the review of our compensation peer group for purposes of our 2025 compensation program. In September 2024, after considering input from Aon, the Compensation Committee determined that our compensation peer group for fiscal year 2025 consisted of the following companies:
10x Genomics
Adaptive Biotechnologies
Axogen
CareDx
Castle Biosciences
Cerus
Fulgent Genetics
Health Catalyst
Mirum Pharmaceuticals
Myriad Genetics
Natera
NeoGenomics
Pacific Biosciences of California
Standard BioTools
Twist Bioscience
Ultragenyx Pharmaceutical
Veracyte

While the Compensation Committee and our Board consider the compensation levels of the executives at the companies in our compensation peer group to provide a general understanding of market practices among similar companies, we do not specifically set compensation levels based on the percentile levels reflected by the compensation peer group.
2025 Executive Compensation Program In Detail
Base Salary
We provide base salaries to our executive officers, including our NEOs, to deliver a competitive level of fixed compensation for the performance of their day-to-day responsibilities. Base salaries are reviewed annually to determine whether adjustments are appropriate, and may be reviewed during the year in certain circumstances, such as in connection with a promotion or expanded responsibilities.
In connection with our annual compensation cycle for fiscal year 2025, the Compensation Committee reviewed the base salaries of our executive officers, taking into account a compensation analysis prepared by the Compensation Committee’s independent compensation consultant, the Company’s competitive market positioning, and the other factors described above. Following this review, the Compensation Committee approved base salary adjustments to better align compensation levels with peer market practices, particularly for long-tenured executives, and to promote greater internal consistency across the executive team. The annual base salaries for each of our NEOs during the years ended December 31, 2024 and December 31, 2025 are set forth in the following table:

NEO	Fiscal 2024 Base Salary	Fiscal 2025 Base Salary	% Increase
Katherine Stueland	$675,000	$717,000	6.22%
Kevin Feeley	$450,000	$502,000	11.56%
Bryan Dechairo(1)	$—	$450,000	—%
(1)    Dr. Dechairo, hired on January 2, 2025, was not an NEO for the year ended December 31, 2024.
Annual Cash Incentives
Target Annual Incentives. We provide annual cash incentive opportunities to our executive officers, including our NEOs, expressed as a percentage of base salary. Annual incentives are designed to motivate and reward the achievement of defined, near-term corporate performance objectives that support our long-term strategic growth objectives. Target annual incentive opportunities are reviewed annually to determine whether adjustments are appropriate, taking into account changes in role scope and responsibilities, individual performance considerations, and the Company’s competitive market positioning. Target opportunities may also be reviewed during the year in certain circumstances, such as in connection with a promotion or expanded responsibilities.
In connection with our annual compensation cycle for fiscal year 2025, the Compensation Committee reviewed the target annual incentive opportunities for our executive officers to ensure continued alignment with market-competitive target annual incentive practices. The target annual incentive opportunities for each of our NEOs during the years ended December 31, 2024 and December 31, 2025 are set forth in the following table:

NEO	Fiscal 2024 Target Award Opportunity (as a % of Salary)	Fiscal 2025 Target Award Opportunity (as a % of Salary)
Katherine Stueland	100%	100%
Kevin Feeley	50%	55%
Bryan Dechairo(1)	—%	50%
(1)     Dr. Dechairo, hired on January 2, 2025, was not an NEO for the year ended December 31, 2024. Pursuant to his employment agreement with the Company, Dr. Dechairo received a new-hire cash bonus, of which the first installment of $75,000 was paid on July 2, 2025. Dr. Dechairo is eligible to receive payment of the second and final installment of his new-hire cash bonus, in the amount of $75,000, on July 2, 2026, subject to his continued employment on the payment date.
Actual annual incentive payouts are initially determined based on the Compensation Committee’s evaluation of corporate financial performance and may range from 0% to 150% of target. Following this evaluation, the Compensation Committee may adjust each NEO’s payout based on an assessment of individual performance during the year.
Performance Measures and Goals. Annual incentive payouts for our NEOs are based on the Company’s achievement of defined corporate performance objectives that reflect our focus on driving growth while enhancing our profitability profile, with additional consideration given to each executive’s individual performance.
The Compensation Committee selects annual incentive performance measures to align executive compensation with the achievement of key financial outcomes that support GeneDx’s growth strategy and stockholder value creation, while maintaining appropriate line-of-sight between executive actions and measurable results over a single fiscal year. Certain performance measures used in the annual incentive plan overlap with metrics used in the Company’s long-term incentive program, which the Compensation Committee believes is appropriate given the Company’s stage of development, rapid growth trajectory, and the evolving nature of its business. Annual incentive measures are designed to reward near-term operating execution and delivery against annual financial objectives, while long-term incentives are structured to reinforce sustained execution and longer-term accountability for stockholder value creation over time.
For fiscal year 2025, the Compensation Committee selected revenue, adjusted net income, and adjusted gross margin as the corporate performance measures for purposes of annual incentives. These measures were selected to balance top-line growth with improving profitability and operating efficiency, which are essential to the Company’s long-term growth strategy. The table below summarizes the corporate performance measures used for fiscal year 2025 annual incentives, the rationale for their selection, and the applicable definitions.

Performance Measure	Why This Measure Is Used	Definition*
Revenue
Measures the Company’s ability to grow its business, expand testing volumes, and increase market adoption. Revenue is a key indicator of scale and momentum and is closely followed by investors as GeneDx continues its rapid growth trajectory.
Total revenue recognized by the Company for the applicable fiscal year, as reported in the Company’s consolidated financial statements.
Adjusted Net Income	Strengthens accountability for overall profitability and financial discipline, reflecting management’s ability to translate revenue growth into improved bottom-line performance.
Adjusted net income (loss) is a non-GAAP financial measure that we define as net income adjusted for depreciation and amortization, stock-based compensation expenses, restructuring costs, impairment loss, change in fair value of financial liabilities, interest expense (income), net, income tax expense (benefit), net, and other (income) expense, net.

Adjusted Gross Margin
Reinforces disciplined execution and operational efficiency as the Company scales. Gross margin highlights management’s focus on improving unit economics, cost structure, and operating leverage while supporting growth.

Adjusted gross profit is a non-GAAP financial measure that we define as revenue less cost of services, excluding depreciation and amortization expense, stock-based compensation expense and restructuring costs. We define adjusted gross margin as our adjusted gross profit divided by our revenue.

* Performance measures are inclusive of the Company’s acquisition of Fabric Genomics during 2025. Reconciliations of Adjusted Net Income and Adjusted Gross Margin to the most directly comparable GAAP financial measures are included in the Company’s earnings releases and in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
For fiscal year 2025, the Compensation Committee established threshold, target, and maximum performance goals for each corporate performance measure and assigned relative weightings to reflect their importance to the Company’s overall performance. Annual incentive payouts may range from 50% to 150% of target based on the level of achievement against these goals, subject to the Compensation Committee’s consideration of individual performance.

Performance Measure	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
Revenue ($ in millions)	40%	$326	$357	$380
Adjusted Net Income ($ in millions)	40%	$0	$20	$35
Adjusted Gross Margin	20%	67.5%	69.0%	70.0%
Each year, the Compensation Committee reviews the Company’s financial performance and administers the annual incentive plan in accordance with its terms. In doing so, the Compensation Committee considers whether adjustments to performance results are appropriate to account for significant or unusual events or circumstances that are not indicative of the Company’s underlying operating performance. Any such adjustments are intended to preserve the integrity of the incentive program, ensure comparability across performance periods, and remain aligned with the objectives underlying the pre-established performance goals. In exercising this authority, the Compensation Committee may consider excluding the financial impact of items such as costs associated with restructuring or operational realignment, acquisitions or dispositions and related integration activities, selected legal or regulatory costs or settlements, changes in accounting standards or policies, or other discrete events outside of management’s control, to the extent such items do not reflect ongoing operating performance. No adjustments were made to the fiscal year 2025 annual incentive performance results.
2025 Annual Incentive Award Results and Payouts. Based on the Company’s performance relative to the threshold, target, and maximum goals established for each corporate performance measure, the Compensation Committee approved an overall corporate performance factor resulting in an annual incentive payout equal to 150% of target, as illustrated in the table below.

Performance Measure	Weighting	Actual	% of Target Achievement	% Payout
Revenue ($ in millions)	40%	$427.5	119.7%	150%
Adjusted Net Income ($ in millions)	40%	$41.8	209.0%	150%
Adjusted Gross Margin	20%	71.2%	103.2%	150%
Overall Payout (as a % of Target)				150%
After determining the corporate performance result, the Compensation Committee reviewed each named executive officer’s overall performance and progress toward individual objectives to assess whether any adjustments to the calculated payout were warranted. Based on this review, the Compensation Committee determined that the executive officers, both collectively and individually, contributed meaningfully to the Company’s fiscal year 2025 performance and that no upward or downward adjustments to the corporate performance-based payout were appropriate, except for Dr. Dechairo, who received an upward adjustment of $33,750 for individual performance.
Taking into consideration the Company’s corporate performance results and the individual performance of each NEO described above, the Compensation Committee approved the following annual cash incentive payouts for fiscal year 2025.

Name	Target Award (% of Salary)	Target Award ($)	Corporate Performance Achieved (% of Target)	Individual Performance Incremental Payment	Earned Award ($)	Earned Award (% of Target)
Katherine Stueland	100%	$717,000	150%	$—	$1,075,500	150%
Kevin Feeley	55%	$276,100	150%	$—	$414,150	150%
Bryan Dechairo	50%	$225,000	150%	$33,750	$371,250	165%
Long-Term Equity Incentive Awards
The majority of the target total direct compensation of our executive officers, including our NEOs, is delivered through long-term equity incentives. These awards are designed to align executive interests with those of our stockholders by tying a significant percentage of compensation to the long-term performance of the Company and the value of our common stock. Equity awards generally vest over multiple years and, in the case of performance-based awards, are earned only upon the achievement of specified financial objectives, placing a meaningful portion of compensation at risk and encouraging sustained focus on GeneDx’s long-term strategic and financial goals.
For fiscal year 2025, the Compensation Committee structured long-term equity awards with a significant emphasis on performance-based restricted stock units (“PRSUs”), complemented by service-based restricted stock units (“RSUs”), with each component representing 50% of the target long-term equity grant value. PRSUs are designed to align executive compensation with the achievement of key financial objectives and long-term stockholder outcomes, while RSUs provide retention value through multi-year service-based vesting and support continuity of leadership during a period of growth and execution. The Compensation Committee believes this balanced structure appropriately aligns pay with performance, supports retention, and reflects GeneDx’s growth profile and competitive talent environment. The table below summarizes the key features of each equity award type granted in fiscal year 2025.

Equity Type	Key Features
PRSUs (50% of award)
•Introduced in fiscal year 2025
•Earned based on the achievement of pre-established financial performance objectives
•Performance measured over two consecutive one-year performance periods
•Financial measures include revenue and adjusted net income for fiscal 2025, and revenue growth and adjusted net income for fiscal 2026
•Number of shares earned varies based on performance results, with payouts ranging from 0% to 200% of target
•Earned awards vest following the completion and certification of performance for each performance period

RSUs (50% of award)
•Service-based equity awards that vest over a four-year period
•Designed to support executive retention and leadership continuity
•Unvested awards are generally forfeited if an executive officer voluntarily leaves the Company before vesting

Target Award Grants. We make annual long-term equity grants to our executive officers, including our NEOs, as part of our regular annual compensation cycle, and may make additional equity grants during the year in certain circumstances, such as in the event of a promotion or expanded responsibilities. The target structure and overall size of annual equity grants are reviewed annually by the Compensation Committee to ensure continued alignment with GeneDx’s strategic objectives, executive responsibilities, and competitive market practices. The sizes of these annual grants are not determined based on a specific formula, but rather through the exercise of the Compensation Committee’s or Board’s judgment, taking into account factors similar to those considered in setting annual incentive opportunities, including changes in role scope and responsibilities, individual performance considerations, and the Company’s competitive market positioning. Based on this review, the Compensation Committee determined that the fiscal year 2025 grants, together with previously granted and unvested equity awards (as applicable), appropriately balanced long-term performance alignment and executive retention objectives, while reinforcing a sustained focus on stockholder value creation.
The table below shows the target annual long-term equity incentive award values granted for fiscal year 2025 for each of the NEOs:

NEO	Number of Shares Subject to RSU Award	Target Value of RSU Award	Number of Shares Subject to PRSU Award (at “Target”)	Target Value of PRSU Award (at “Target”)
Katherine Stueland	47,684	$4,185,000	47,684	$4,185,000
Kevin Feeley	15,261	$1,339,500	15,261	$1,339,500
Bryan Dechairo(1)	37,497	$2,700,000	0	$—
(1)     The RSUs granted to Dr. Dechairo were awarded in connection with his commencement of employment and were structured to be competitive with market practices for similarly situated executives. A portion of these RSUs was intended to replace equity compensation Dr. Dechairo forfeited upon leaving his prior employer, which the Compensation Committee determined was appropriate to attract and align an executive with his experience and leadership capabilities. Beginning in fiscal year 2026, Dr. Dechairo is expected to participate in the Company’s long-term equity incentive program on a basis consistent with the other named executive officers.
The number of fiscal year 2025 RSUs and PRSUs awarded to Ms. Stueland and Mr. Feeley as part of our 2025 annual compensation program, as set forth above, were determined by dividing the value of award approved by the Compensation Committee, for each NEO by the 30-trading day average closing stock price, with such average ending on the day prior to the date of grant. Dr. Dechairo’s new hire RSUs, as set forth above, were determined by dividing the value of award agreed upon in his employment package by the closing price on the date of grant.
A Closer Look at PRSUs. In fiscal year 2025, the Compensation introduced PRSUs as a key component of long-term equity incentives for our executive officers, including our NEOs. The introduction of PRSUs was intended to further strengthen the alignment between executive compensation and the achievement of key financial objectives that drive long-term stockholder value, while complementing the retention and stability provided by service-based equity awards.
Performance Metrics. PRSUs are designed to align executive compensation with the achievement of key financial outcomes that support GeneDx’s long-term growth strategy and stockholder value creation. Consistent with market practice among high-growth diagnostics and life sciences companies, the Compensation Committee structured the PRSU awards to provide meaningful performance-based compensation while maintaining appropriate line-of-sight between executive actions and measurable results.
The PRSUs are allocated equally between two consecutive one-year performance periods—fiscal year 2025 and fiscal year 2026. The Compensation Committee determined that consecutive annual performance periods were appropriate given the Company’s stage of development, rapid growth trajectory, and the evolving nature of its business, and believed this structure reinforced sustained execution while avoiding excessive reliance on long-range projections in a dynamic and competitive operating environment.
Across the two performance periods, PRSU performance is assessed using revenue-based metrics and adjusted net income to reinforce and place heavy emphasis on and accountability for the Company’s most important drivers of growth and profitability. The table below summarizes the performance measures used for each performance period, the rationale for their selection, and the applicable definitions.

Performance Period	Performance Measure	Why This Measure Is Used	Definition*
Fiscal Year 2025 (1/1/2025-12/31/2025)	Revenue	Measures progress in scaling the business and expanding market adoption, which are key drivers of long-term value creation at GeneDx’s current stage.	Total revenue recognized by the Company for the applicable fiscal year, as reported in the Company’s consolidated financial statements.
	Adjusted Net Income	Reinforces accountability for profitability and disciplined execution as revenue grows.
Adjusted net income (loss) is a non-GAAP financial measure that we define as net income adjusted for depreciation and amortization, stock-based compensation expenses, restructuring costs, impairment loss, change in fair value of financial liabilities, interest expense (income), net, income tax expense (benefit), net, and other (income) expense, net.
For 2025, “Other” included transaction costs associated with the Merger, a reserve for a certain litigation matter and a sales-and-use tax refund.

Fiscal Year 2026 (1/1/2026-12/31/2026)	Revenue Growth	Emphasizes the rate of growth as the Company increases in scale, aligning executive incentives with sustained momentum and operating leverage.	The year-over-year percentage growth of revenue.
	Adjusted Net Income	Maintains focus on improving profitability and financial discipline as the business matures.
Adjusted net income (loss) is a non-GAAP financial measure that we define as net income adjusted for depreciation and amortization, stock-based compensation expenses, restructuring costs, impairment loss, change in fair value of financial liabilities, interest expense (income), net, income tax expense (benefit), net, and other (income) expense, net.

* Performance measures are inclusive of the Company’s acquisition of Fabric Genomics during 2025. Reconciliations of Adjusted Net Income to the most directly comparable GAAP financial measures are included in the Company’s earnings releases and in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Report on Form 10-K.
How PRSU Performance is Measured. For each performance period, the number of PRSUs earned can range from 0% to 200% of the target award, based on the performance achieved (see the Performance Table below). Payout determination for a given year is based on the higher level of achievement between the applicable revenue-based metric — Revenue for fiscal year 2025 or Revenue Growth fiscal year 2026 — and Adjusted Net Income. This approach recognizes that strong performance in either growth or profitability can support long-term value creation, depending on business conditions.
Achievement between Baseline and Target levels set forth in the Performance Table below will be measured, and the corresponding Performance Multiplier likewise determined, as a “step” function (i.e., no adjustment for achievement between such levels), and achievement between Target and Maximum levels set forth in the Performance Table below will be measured on a straight-line interpolation basis, and the Performance Multiplier likewise determined on a corresponding straight-line interpolation basis. Determination of achievement, and calculation of earned PRSUs, is determined separately for each performance period.

Achievement Level	2025 Performance Period		Performance Multiplier
	Non-GAAP Revenue*	Adjusted Net Income*
Maximum	≥ $400	≥ $35	200%
Target	≥ $357	≥ $20	100%
Baseline	≥ $326.1	≥ $0	80%
Below Baseline	< $326.1	< $0	0%
*In millions.

Fiscal Year 2025 PRSU Achievement. The following tables summarize PRSU awards that were earned during fiscal year 2025 based on performance results. Performance for the fiscal year 2026 performance period will be determined after December 31, 2026.

PRSU Award	Performance Period	Achievement	Performance Multiplier
Fiscal Year 2025 PRSUs	1/1/2025-12/31/2025	$427.5 million for Revenue	200%
		$41.8 million for Adjusted Net Income
Based on achievement with respect to the fiscal year 2025 performance period, our NEOs vested in the PRSUs as set forth in the following table.

NEO	Number of Shares Subject to PRSU Award (at “Target”)	Fiscal Year 2025 PRSUs Earned and Vested Total PRSUs
Katherine Stueland	23,842	47,684
Kevin Feeley	7,631	15,262
Timing of Grants of Certain Equity Awards
We grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion. As discussed above, currently, we primarily grant RSUs and PRSUs and generally do not grant stock options. We do not have a formal policy regarding the timing of awards of options in relation to our disclosure of material nonpublic information. However, our Compensation Committee does not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Other Practices, Policies and Guidelines
Stock Ownership Guidelines
On April 10, 2025, the Board, based on the recommendation of the Compensation Committee, adopted stock ownership guidelines (the “Stock Ownership Guidelines”), to further align the interests of our non-employee directors and officers with the interests of our stockholders. Pursuant to the Stock Ownership Guidelines, officers and directors are expected to accumulate shares of our Class A Common Stock toward target ownership levels that are based on a multiple of salary or cash retainer, with our Chief Executive Officer’s target level at 300% of her annual base salary, our other executive officers’ target level at 100% of their respective annual base salaries and our non-employee directors’ target level at 300% of their respective annual cash retainers. Our non-employee directors and officers are expected to meet their applicable Class A Common Stock ownership levels within five years of becoming such a non-employee director or officer covered by our Stock Ownership Guidelines and is expected to continuously own sufficient shares to satisfy the applicable target ownership level once attained for as long as such person remains subject to the Stock Ownership Guidelines.
Our Stock Ownership Guidelines specify that ownership levels are determined by including (i) Class A Common Stock directly (or by immediate family members residing in the same household) or beneficially owned in a trust, limited partnerships, or similar entities for the sole benefit of the participant (or by immediate family members residing in the same household) and (ii) shares subject to unvested service-based RSUs. Shares subject to outstanding and unexercised stock options (whether vested or unvested) and shares subject to performance-based equity awards with unsatisfied performance vesting requirements do not count toward these stock ownership requirements.
Clawback Policy
Our Board has adopted the GeneDx Holdings Corp. Compensation Recovery Policy (the “clawback policy”) that complies with SEC rules and Nasdaq Rules. Our clawback policy provides for our recovery of erroneously awarded incentive-based compensation from our current and former executive officers (as defined in Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608) who were employed by us during the applicable recovery period. Under the policy, if we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, we shall promptly demand and recoup the amount of any incentive-based compensation received by the applicable executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement. The amount to be recouped is that which exceeds the amount of incentive-based compensation that otherwise would have been received by the applicable executive had such compensation been determined based on the restated amounts in the accounting restatement. Incentive-based compensation includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of one or more measures derived from our financial statements. Our compensation committee will administer our clawback policy and will have the authority to determine the amount of recoverable compensation and manner of recovery.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other unique benefits to our NEOs, except as made available to our employees generally or in situations where we believe it is appropriate to assist an individual in the performance of his duties, to make him or her more efficient and effective and for recruitment and retention purposes. During fiscal year 2025, our NEOs did not receive perquisites or other personal benefits that were, in the aggregate, $10,000 or more.
Rule 10b5-1 Plans
Our directors, officers and other employees may from time to time adopt written trading plans in accordance with Rule 10b5-1 under the Exchange Act and subject to compliance with the terms of our insider trading policy and related Rule 10b5-1 trading plan guidelines. Under a Rule 10b5-1 trading plan, the director, officer or employee will contract with a broker to buy or sell shares of our Class A Common Stock on a periodic basis, and the broker will execute trades under parameters established pursuant to the plan, without further direction from the director, officer or employee. The director, officer or employee may amend or terminate a Rule 10b5-1 trading plan, subject to certain requirements. Our directors, officers and employees may also buy or sell additional shares our Class A Common Stock outside of a Rule 10b5-1 trading plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.
Compensation Policies and Practices as they Relate to Risk Management
The Compensation Committee reviews our compensation policies and practices to determine areas of potential risks and the actions we have taken, or should take, to mitigate any such identified risks. Based on the Compensation Committee’s review of our compensation policies and practices, we do not believe that any risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on our business.
Tax and Accounting Considerations
Limitation on Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal tax deduction to a publicly held corporation for compensation in excess of $1,000,000 paid in any taxable year to certain of its executive officers.
We expect that the Compensation Committee will continue to seek to balance the cost and benefit of tax deductibility with our executive compensation goals designed to promote stockholder interests, retaining discretion to approve compensation that is non-deductible when it believes that such payments are appropriate to attract and retain executive talent. As a result, we expect that a significant portion of future cash and equity payments to our executive officers may not be tax deductible under Section 162(m).
No Tax Reimbursement of Parachute Payments or Deferred Compensation
We did not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement for any taxes that may be imposed under Sections 280G, 4999, or 409A of the Code during fiscal year 2025, and we have not agreed, and are not otherwise obligated, to provide any NEO with such a “gross-up” or other such reimbursement.
Accounting Treatment
We account for stock-based compensation in accordance with ASC Topic 718, which requires companies to measure stock-based compensation at the grant date based on the fair value of the award and to recognize stock-based compensation expense over the requisite service period for each separate vesting portion of the award on a straight-line basis.
The fair value of all RSUs and PRSUs is based on the closing price of our Class A common stock on the grant date. At each reporting period, we assess the probability of the achievement of the specified performance conditions and record expense for the awards if it is probable that such performance conditions will be achieved. The fair value of stock options and shares issued under the Amended and Restated 2021 Employee Stock Purchase Plan (the “ESPP”) is estimated using the Black-Scholes option-pricing model. This calculation is performed for accounting purposes and is reported in the compensation tables below.

Report of the Compensation Committee
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025, and included in this proxy statement.
Submitted by the Compensation Committee of our Board:
Joshua Ruch (Chair)
Eli Casdin
Emily Leproust

2025 SUMMARY COMPENSATION TABLE
The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our NEOs during the years ended December 31, 2025 and December 31, 2024:

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Katherine Stueland	2025	$715,869	$—	$11,738,600	$1,075,500	$17,250	$13,547,219
Chief Executive Officer	2024	675,000	950,000	2,796,800	—	—	4,421,800
	2023	675,000	—	2,829,420	—	—	3,504,420
Kevin Feeley	2025	$500,600	$—	$3,756,926	$414,150	$17,250	$4,688,926
Chief Financial Officer	2024	450,000	315,000	568,100	—	16,500	1,349,600
	2023	450,000	—	1,086,035	—	16,500	1,552,535
Bryan Dechairo	2025	$436,154	$75,000	$2,699,971	$371,250		$3,582,375
Chief Operating Officer	2024	—	—	—	—	—	—
	2023	—	—	—	—	—	—
(1)    Pursuant to his employment agreement, Dr. Dechairo received a cash payment of $75,000 on July 2, 2025 and is also eligible to receive a cash payment of $75,000, representing the second and final installment of his signing bonus, payable on or around July 2, 2026 subject to his continued employment on the payment date. For Ms. Stueland and Mr. Feeley, the amounts reported reflect the annual performance-based cash bonus amounts awarded in 2024.
(2)    Amounts represent the grant date fair value of the RSUs and PRSUs awarded to the NEO during 2025 and 2024 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in determining the grant date fair value of the RSUs and PRSUs are set forth in Note 2 and Note 12 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column do not correspond to the actual economic value that may be received by our NEOs from the RSUs and PRSUs. The grant date fair values of the FY25 PRSUs are based on our achievement of such awards’ performance conditions at 200% of target for the 2025 performance period, and 100% of target for the 2026 performance period. If the FY25 PRSUs were instead valued based on the maximum outcome of the applicable performance condition (i.e., based on maximum level performance) for the 2026 performance period, the total amounts reported in this column for fiscal year 2025 would increase as follows: Ms. Stueland from $11,738,600 to $14,086,330 and Mr. Feeley from $3,756,926 to $4,508,252. Dr. Dechairo did not receive FY25 PRSUs.
(3)    The amounts reported reflect the annual performance-based cash bonus amounts awarded to our named executive officers for their service in 2025.
(4)    The amounts reported in this column represent our matching contributions made on behalf of Ms. Stueland and Mr. Feeley of $17,250 and of $17,250 each under our 401(k) plan.

2025 Grants of Plan-Based Awards
The following table provides information concerning each grant of an award made in 2025 for each of our NEOs under any plan. This information supplements the information about these awards set forth in the “2025 Summary Compensation Table” above.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Cash Incentive)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (PRSUs): Number of Shares			All Other Stock Awards: Number of Shares or Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Award	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Katherine Stueland	Cash	-	$358,500	$717,000	$1,075,500	—	—	—	—	$—
	RSU(2)	3/15/2025	—	—	—				47,684	4,695,443
	PRSU(2)	3/15/2025	—	—	—	19,074	23,842	47,684	—	7,043,165

Kevin Feeley	Cash	-	$138,050	$276,100	$414,150	—	—	—	—	$—
	RSU(2)	3/15/2025	—	—	—	—	—	—	15,261	1,502,751
	PRSU(2)	3/15/2025	—	—	—	6,105	7,631	15,261	—	2,254,175
Bryan Dechairo	Cash	-	$112,500	$225,000	$337,500	—	—	—	—	$—
	RSU(2)	1/14/2025	—	—	—	—	—	—	37,497	2,699,971
(1)     The amounts reported reflect the threshold, target and maximum performance-based cash incentive compensation amounts that could have been paid for Fiscal Year 2025 under the 2025 annual incentive program for the NEOs. The types and weighting of the performance measures under that program are described in the “Compensation Discussion & Analysis” section of this Proxy Statement.
(2)     The vesting of each RSU and PRSU granted is set forth in the “Outstanding Equity Awards at Fiscal Year-End Table” below.
(3)     Amounts represent the grant date fair value of the RSUs and PRSUs awarded to the NEO during 2025 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in determining the grant date fair value of the RSUs and PRSUs are set forth in Note 2 and Note 12 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Note that the amounts reported in this column do not correspond to the actual economic value that may be received by our NEOs from the RSUs and PRSUs. The grant date fair values of the FY25 PRSUs are based on our achievement of such awards’ performance conditions at 200% of target for the 2025 performance period, and 100% of target for the 2026 performance period. If the FY25 PRSUs were instead valued based on the maximum outcome of the applicable performance condition (i.e., based on maximum level performance) for both performance periods, the total amounts reported in this column for fiscal year 2025 would increase as follows: Ms. Stueland from $7,043,165 to $9,390,887 and Mr. Feeley from $2,254,175 to $3,005,501. Dr. Dechairo did not receive FY25 PRSUs.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of our NEOs as of December 31, 2025:

	Option Awards (1)						Stock Awards (1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(*)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(*)
Katherine Stueland	5/2/2022	(2)	94,158	13,452	$72.60	5/2/2032
	5/2/2022	(2)					7,748	$1,007,705
	12/9/2022	(3)					26,186	$3,405,751
	4/26/2023	(3)					93,750	$12,193,125
	3/26/2024	(4)					240,000	$31,214,400
	3/15/2025	(4)					47,684	$6,201,781
	3/15/2025	(5)							47,684	$6,201,781
Kevin Feeley	5/2/2022	(2)	18,308	2,616	$72.60	5/2/2032
	5/2/2022	(2)					1,508	$196,131
	9/1/2022	(3)	1,245	3,737	$32.67	9/1/2032
	9/1/2022	(3)					2,152	$279,889
	12/9/2022	(3)					9,849	$1,280,961
	4/26/2023	(3)					35,984	$4,680,079
	3/26/2024	(4)					48,750	$6,340,425
	3/15/2025	(4)					15,261	$1,984,846
	3/15/2025	(5)							7,630	$992,358
Bryan Dechairo	1/14/2025	(4)					37,497	$2,699,971
*    The closing market price of our Class A Common Stock on December 31, 2025, was $130.06 per share.
(1)     The outstanding stock options or RSUs were granted either under our 2021 Equity Incentive Plan or as inducement awards as inducements material to the applicable NEO entering into employment with us (including pursuant to our 2023 Equity Inducement Plan). In the case of awards granted prior to May 4, 2023, all share amounts, exercise prices and other amounts set forth in this table have been adjusted for the impact of a 1-for-33 reverse stock split of our Class A Common Stock that became effective on May 4, 2023 (the “Reverse Stock Split”).
(2)    1/4th of the total shares underlying the stock options vest on April 29, 2023, 1/4th of the total shares underlying the stock options vest on April 29, 2024, and 1/16th of the total shares underlying the stock option vest on each quarterly anniversary thereof through April 29, 2026.
(3)    These stock options and RSUs vest in quarterly installments over a four-year period from the date of grant.
(4)    25% of these RSUs vest each year on the anniversary of the grant date.
(5)    The outstanding PRSUs were granted in FY 2025. The number of unvested shares of the FY25 PRSUs are based on our achievement of such awards’ performance conditions at 200% of target for the 2026 performance period.
2025 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our NEOs, the number of shares of our Class A Common Stock acquired upon the exercise of stock options or vesting and settlement of RSUs or PRSUs during fiscal year 2025 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs or PRSUs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)
Katherine Stueland	—	$—	84,846	$8,966,581
Kevin Feeley	14,945	$925,994	29,007	$3,120,179
Bryan Dechairo	—	$—	—	$—
(1)    The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class A Common Stock on the date of exercise and the aggregate exercise price of the stock option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2025.
(2)    The aggregate value realized upon the vesting and settlement of an RSU is based on the closing price on Nasdaq of our Class A Common Stock on the date prior to the day of vesting. Amounts shown are presented on an aggregate basis for all vesting and settlement that occurred during 2025.
Employment Agreements with Our Named Executive Officers
Each of Ms. Stueland, Mr. Feeley and Dr. Dechairo have entered into an employment agreement with us that provides for at-will employment and includes each NEO’s base salary, standard employee benefit plan participation and a discretionary annual bonus; base salary and annual bonus details for 2025 are discussed above. Pursuant to his employment agreement, Dr. Dechairo received a cash bonus to induce him to accept employment, $75,000 of which was paid July 11, 2025 and $75,000 of which will be paid on or around July 2, 2026, subject to his continued employment on the payment date.
Ms. Stueland’s, Mr. Feeley’s and Dr. Dechairo’s employment agreements also provide for the potential payments and benefits upon a termination of employment or in connection with a change in control as described below in “—Potential Payments upon Termination or Change in Control.”
Potential Payments upon Termination or Change in Control
Pursuant to her employment agreement, if Ms. Stueland is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement) other than in connection with a change in control, she will be entitled to receive 24 months of base salary continuation, 24 months of continued coverage under our group health benefit plans and accelerated vesting of the then-unvested portion (as specified in her employment agreement) of her stock options granted in connection with the Acquisition in 2022, subject to her execution of a release of claims. If instead such termination occurs within the period commencing three months prior to (or the date on which the Company has commenced engagement with a change in control counterparty, if later) and ending 12 months following a change in control, she will be entitled to receive 24 months of base salary continuation, a lump sum payment equal to two times her target annual bonus, 24 months of continued coverage under our group health benefit plans, and accelerated vesting of her outstanding equity-based compensation awards (provided that, in the case of any unvested equity-based incentive compensation awards that are subject to performance-based vesting terms as of the date of such termination, the treatment of such performance-based vesting conditions shall be governed by the applicable equity plan and award agreement), subject to her execution of a release of claims.
Pursuant to his employment agreement, if Mr. Feeley is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement) other than in connection with a change in control, he will be entitled to receive 9 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to his execution of a release of claims. If instead such termination occurs within the 12-month period following a change in control, he will be entitled to receive 12 months of base salary continuation, a lump sum payment equal to one times his target annual bonus, 12 months of continued coverage under our group health benefit plans, and accelerated vesting of his outstanding equity-based compensation awards (provided that, in the case of any unvested equity-based incentive compensation awards that are subject to performance-based vesting terms as of the date of such termination, the treatment of such performance-based vesting conditions shall be governed by the applicable equity plan and award agreement), subject to his execution of a release of claims.
Pursuant to his employment agreement, if Dr. Dechairo is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement) other than in connection with a change in control or the Company fails to renew the term of his employment agreement other than in connection with a change in control, he will be entitled to receive 9 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to his execution of a release of claims. If instead such termination occurs within the 12-month period following a change in control, he will be entitled to receive 12 months of base salary continuation, a lump sum payment equal to one times his target annual bonus, 12 months of continued coverage under our group health benefit plans, and accelerated vesting of his outstanding equity-based compensation awards (provided that, in the case of any unvested equity-based incentive compensation awards that are subject to performance-

based vesting terms as of the date of such termination, the treatment of such performance-based vesting conditions shall be governed by the applicable equity plan and award agreement), subject to his execution of a release of claims.
FY25 PRSUs granted to our NEOs may accelerate in connection with a change in control and a qualifying termination of the applicable NEO’s employment. If a “change in control” (as defined in the FY25 PRSU agreement) occurs, then any in-progress performance period and any yet to commence performance period shall end or be deemed to end, and all metrics shall be deemed achieved at “target” level achievement and, accordingly, the Performance Multiplier for any such performance period shall be 100%. PRSUs earned on a change in control relating to the 2025 performance period shall vest on December 31, 2025 and PRSUs earned on a change in control relating to the 2026 performance period shall vest on December 31, 2026, subject to the holder’s continuous service through such date, provided that (i) if the PRSUs are not assumed, continued or substituted in such change in control and are cancelled for no consideration, then such PRSUs shall vest in full and (ii) in the event of the holder’s qualifying termination without “cause” or for “good reason” (as each such term is defined in the FY25 PRSU agreement) within twelve months following the change in control (or, for FY25 PRSUs granted to the CEO, within three months preceding or twelve months following the change in control), subject to delivery of a release in favor of the Company, the PRSUs earned on a change in control shall vest in full upon such termination of holder’s service. For more information regarding the FY25 PRSUs, please see above “—Elements of Our Executive Compensation Program—Equity Based Awards.”
The following table sets forth, for each of our named executive officers, the estimated value of the payments and benefits that would be provided in the event of a qualifying termination of employment outside of a change in control, and in connection with a change in control, in each case based on the severance and change in control arrangements described above under “Potential Payments upon Termination or Change in Control.” They do not include amounts that were earned or vested as of such triggering date, amounts available under plans generally available to all employees, or other payments or benefits that would be provided without regard to a termination of employment or a change in control. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2025, and the price per share of our common stock is the closing price on The Nasdaq Global Select Market as of December 31, 2025, the last trading day in fiscal year 2025 ($130.06). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Termination of Employment outside of a CIC					Termination of Employment in connection with a CIC
Name	Base Salary ($)	Bonus ($)	Value of Equity Acceleration ($)	Value of Continued Benefits ($)	Total ($)	Base Salary ($)	Bonus ($)	Value of Equity Acceleration ($)	Value of Continued Benefits ($)	Total ($)
Katherine Stueland	$1,434,000	$—	$976,615	$22,188	$—	$1,434,000	$717,000	$16,495,951	$22,188	$18,669,139
Kevin Feeley	$376,500	$—	$—	$31,617	$408,117	$502,000	$276,100	$5,103,101	$31,617	$5,912,818
Bryan Dechairo	$337,500	$—	$—	$26,517	$364,017	$450,000	$225,000	$2,699,971	$26,517	$3,401,488
Pay Versus Performance
In accordance with the pay versus performance (“PvP”) disclosure requirements in Item 402(v) of Regulation S-K, this section presents information that describes the relationship between “compensation actually paid (“CAP”), as that term is defined under the rules prescribed by Item 402(v), to the Company’s CEO and to the Company’s other named executive officers as a group, and certain financial performance measures of the Company. Those rules require amounts included in the “compensation actually paid” columns of the table to be calculated according to a particular formula, which reflects a number of fair value adjustments to equity awards intended to show the change in value of those awards from one year to another. They do not reflect, however, the precise amounts actually earned by or paid to our executives during the years shown in the table.
While the Compensation Committee (or Board of Directors for our CEO) makes executive compensation decisions after considering a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2025 were made independently of these PvP disclosure requirements. For more information regarding our executive compensation program and related decisions, please refer to Executive Compensation – Compensation Discussion & Analysis.

Pay Versus Performance Table
The following table sets forth information for each applicable year regarding the CAP of our CEO, Katherine Stueland, and of our other named executive officers as a group, as well as certain Company financial performance measures, including our total shareholder return (“TSR”), the TSR of the NASDAQ Biotechnology Index (our Company-Selected Peer Group), our net income, and our total revenue, which is our “Company-Selected Metric” as that term is defined under the rules prescribed by Item 402(v).

					Year-end value of $100 invested on 12/31/2022 in:
Year	Summary Compensation Table Total for Katherine Stueland	Compensation Actually Paid to Katherine Stueland (1)(2a)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs (1)(2a)(3)	WGS TSR	NASDAQ Biotechnology Index (TSR)	Net Income (in millions)	Revenue (in millions) (4)
2025	$13,547,219	$43,351,549	$4,135,651	$9,623,439	$1,494.01	$138.77	$(21.0)	$427.5
2024	$4,421,800	$51,509,878	$895,535	$8,354,328	$882.90	$104.00	$(52.3)	$305.5
2023	$3,504,420	$545,947	$1,243,093	$383,379	$31.59	$104.59	$(175.8)	$202.6

	2025		2024		2023
	Katherine Stueland	Average Non-CEO NEOs	Katherine Stueland	Average Non-CEO NEOs	Katherine Stueland	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$13,547,219	$4,135,651	$4,421,800	$895,535	$3,504,420	$1,243,093
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(11,738,600)	$(3,228,449)	$(2,796,800)	$(453,290)	$(2,829,420)	$(828,816)
Year-end fair value of unvested awards granted in the current year	$15,504,453	$4,919,520	$24,595,200	$2,994,619	$670,313	$146,700
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$20,153,909	$2,762,589	$20,425,812	$3,989,803	$(1,008,026)	$(212,836)
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$253,500	$97,648
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$5,884,568	$1,034,128	$4,863,867	$927,661	$(44,840)	$(62,410)
Forfeitures during current year equal to prior year-end fair value	$—	$—	$—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$29,804,330	$5,487,788	$47,088,078	$7,458,793	$(2,958,473)	$(859,713)
Compensation Actually Paid (as calculated)	$43,351,549	$9,623,439	$51,509,878	$8,354,328	$545,947	$383,379
(1)    Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:
(2a)     The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:
-Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/FYE date.
-Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.
-Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.
-Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
-Represents annual dividend yield on each vest/FYE date.
(2b)     The following table illustrates the valuation assumptions as of the vesting date for awards that vested in each of 2025, 2024, and 2023:

For Stock Options Vesting in
	2025	2024	2023
Expected volatility	112% - 121%	108% - 113%	96% - 104%
Expected dividend yield	0% - 0%	0% - 0%	0% - 0%
Expected term, in years	3.3 – 3.8	3.8 – 4.3	4.0 – 4.8
Risk-free interest rate	3.6 – 4.3%	3.8 – 473%	3.5 – 5.0%

	For RSUs Vesting in
	2025	2024	2023
Weighted-average fair value at vesting	$104.02	$36.59	$4.81

(3)    Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
-2025: Kevin Feeley, and Bryan Dechairo
-2024: Jason Ryan, and Kevin Feeley
-2023: Jason Ryan, Kevin Feeley, and Kareem Saad
(4)    We determined GAAP Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our CEO and our Non-CEO NEOs in 2025.
Tabular List of Performance Measures
The most important financial performance measures identified by the Company as linking executive compensation actually paid to our named executive officers, for the most recently completed fiscal year, to our performance are as follows:
-Revenue
-Adjusted Net Income
-Adjusted Gross Margin
Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) compared to: (1) our cumulative TSR and the cumulative TSR of the Peer Group, (2) our net income, and (3) our total revenue.

CAP vs. TSR

CAP vs. TSR
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Compensation Actually Paid ($000s)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Total Shareholder Return on $100 Invested at Beginning of Period

	2023	2024	2025
CEO CAP ($000s)	$546	$51,510	$43,352
Average Non-CEO NEO CAP ($000s)	$383	$8,354	$9,623
WGS value of $100 Invested 12/31/2022	$31.59	$882.90	$1,494.01
Peer Group value of $100 Invested 12/31/2022	$104.59	$104.00	$138.77

CAP vs. Net Income

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Compensation Actually Paid ($000s)
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$(120)
$(140)
$(160)
$(180)
$(200)
Net Income ($M)

	2023	2024	2025
CEO CAP ($000s)	$546	$51,510	$43,352
Average Non-CEO NEO CAP ($000s)	$383	$8,354	$9,623
Net Income ($M)	$(176)	$(52)	$(21)

CAP vs. Revenue

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Compensation Actually Paid ($000s)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Revenue ($M)

	2023	2024	2025
CEO CAP ($000s)	$546	$51,510	$43,352
Average Non-CEO NEO CAP ($000s)	$383	$8,354	$9,623
Revenue ($M)	$203	$305	$428

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information, as of December 31, 2025, concerning securities authorized for issuance under the 2021 EIP, our 2021 Employee Stock Purchase Plan (the “2021 ESPP”), our 2023 Equity Inducement Plan (the “Equity Inducement Plan”) and Legacy Sema4’s 2017 Equity Incentive Plan (the “2017 Plan”), as well as certain inducement awards granted in accordance with Nasdaq Listing Rules prior to the adoption of the Equity Inducement Plan. The 2021 EIP and 2021 ESPP contain “evergreen” provisions, pursuant to which on January 1st of each year we automatically add 5% and 1%, respectively, of our shares of Class A Common Stock outstanding on the preceding December 31 to the shares reserved for issuance under the 2021 EIP and 2021 ESPP. In addition, pursuant to a “pour over” provision in our 2021 EIP, options that were cancelled, expired or terminated under the 2017 Plan were added to the number of shares reserved for issuance under our 2021 EIP.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	67,927	$57.18	4,909,539	(3)
Equity compensation plans not approved by security holders	120,705 (4)	$69.89	366,974	(5)
Total	188,632		5,276,513
(1)    Consists of options to purchase shares of our Class A Common Stock.
(2)    The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price, or any shares that may be issued pursuant to outstanding rights to purchase shares under our 2021 ESPP.
(3)    Consists of (i) 1,266,014 shares underlying RSU and PSU awards representing the right to acquire shares of our Class A Common Stock, (ii) 2,844,144 shares remaining available for issuance under the 2021 EIP, and (iii) 799,381 shares remaining available for issuance under the 2021 ESPP. On January 1, 2026, an additional 1,462,264 shares of Class A Common Stock became available for future issuance under the 2021 EIP and an additional 292,452 shares of Class A Common Stock became available for issuance under the 2021 ESPP, both pursuant to each plan’s evergreen provisions.
(4)    Consists of (i) 8,239 outstanding stock options that were assumed in connection with the Business Combination, and (ii) 112,466 outstanding inducement stock options granted in accordance with Nasdaq Listing Rules. No additional awards may be granted under the 2017 Plan pursuant to which such assumed stock options were initially granted.
(5)    Consists of (i) 241,053 inducement RSU awards granted in accordance with Nasdaq Listing Rules (including pursuant to the Equity Inducement Plan); and (ii) 125,921 shares remaining available for issuance under the Equity Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
The following is a description of transactions since January 1, 2025 and currently proposed transactions in which:
a.    we have been or will be a participant;
b.    the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years; and
c.    any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Commercial Relationships
Twist Biosciences
We rely on a limited number of suppliers, one of which is Twist Biosciences Corp. (“Twist”), for certain laboratory reagents, as well as sequencers and other equipment and materials, which we use in our laboratory operations. We entered into a master supply agreement with Twist on January 24, 2023 for the purpose of the supply by Twist of these reagents, equipment and materials to us. Emily Leproust, Ph.D., a member of our Board since September 2020, has been President and Chief Executive Officer of Twist since co-founding Twist in 2013. Since October 2018, she has also served as the chair of the board of directors for Twist. For the year ended December 31, 2025, we made payments to Twist of approximately $7.4 million for diagnostic kits and lab testing materials.
Indemnification Agreements
Our Charter contains provisions limiting the liability of directors and executive officers, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Charter and our Bylaws also provide the Board with discretion to indemnify officers and employees when determined appropriate by our Board.
We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of the Company’s directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our Charter and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Subscription Agreements
On March 6, 2026, we entered into subscription agreements with Katherine Stueland, our Chief Executive Officer, and Kevin Feeley, our Chief Financial Officer, pursuant to which Ms. Stueland and Mr. Feeley purchased 3,404 and 1,986 shares of our common stock, respectively, at $88.11 per share, for an aggregate purchase price of $300,000 and $175,000, respectively.
Review, Approval or Ratification of Transactions with Related Parties
On July 22, 2021, we adopted a written related party transaction policy in connection with the completion of the Business Combination. The policy provides that officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available.
Director Independence
The rules of Nasdaq require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the issuer or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Each individual serving on our Board, other than Katherine Stueland and Jason Ryan, qualifies as an independent director under Nasdaq listing standards. Each director who serves on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent under Nasdaq listing standards. See the section entitled “Corporate Governance” elsewhere in this proxy statement for more information.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock as of April 20, 2026, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our current directors and executive officers as a group.
Percentage ownership of our Class A Common Stock is based on 29,675,547 shares of our Class A Common Stock outstanding on April 20, 2026. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire a security, such as through the exercise of warrants or stock options or the vesting of RSUs, within 60 days of the date above. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the date above or subject to RSUs that vest within 60 days of such date are considered outstanding and beneficially owned by the person holding such warrants, options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.

Name of Beneficial Owners	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
Named Executive Officers and Directors:
Katherine Stueland(1)	228,294	*
Jason Ryan(2)	133,136	*
Kevin Feeley(3)	70,370	*
Eli D. Casdin(4)	3,599,672	12.04%
Emily Leproust(5)	41,784	*
Keith Meister(6)	3,800,347	12.71%
Joshua Ruch(7)	193,307	*
Richard C. Pfenniger, Jr.(8)	58,680	*
Thomas Fuchs	—	*
Bryan Dechairo	—	*
All Executive Officers and Directors as a Group (10 Persons)(9)	7,588,308	25.17%
5% Stockholders:
Entities affiliated with Casdin Partners Master Fund, LP(10) (12)	3,563,696	11.93%
Entities affiliated with Corvex Management LP(11) (12)	3,765,435	12.60%
*    Less than one percent.
(1)    Consists of (i) 91,514 shares of Class A Common Stock, (ii) 107,610 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, and (iii) 29,170 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026.
(2)    Consists of (i) 11,904 shares of Class A Common Stock directly held by Mr. Ryan; (ii) 103,284 shares of Class A Common Stock held by a grantor retained annuity trust for which Mr. Ryan serves as trustee; and (iii) 14,372 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, and (iv) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026.
(3)    Consists of (i) 34,580 shares of Class A Common Stock, (ii) 24,660 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, and (iii) 11,130 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026.
(4)    Consists of (i) 20,518 shares of Class A Common Stock directly held by Mr. Casdin, (ii) 11,882 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, (iii) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026, and (iv) the securities attributable to CMLS (defined below), the Casdin Master Fund (defined below), and Casdin GP (defined below), as described more specifically in footnotes (10) and (12) below.
(5)    Consists of (i) 21,276 shares of Class A Common Stock, (ii) 11,882 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, (iii) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within

60 days of April 20, 2026, and (iv) 5,050 shares of Class A Common Stock underlying warrants that are exercisable within 60 days of April 20, 2026.
(6)    Consists of (ii) 20,129 shares of Class A Common Stock directly held by Mr. Meister, (ii) 11,207 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, (iii) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026, and (iv) the securities attributable to CMLS (defined below) and Corvex (defined below), as described more specifically in footnotes (11) and (12) below.
(7)    Consists of (i) 29,723 shares of Class A Common Stock directly held by Mr. Ruch, (ii) 11,941 shares of Class A Common Stock directly held by Kariba LLC (“Kariba”), (iii) 24,243 shares of Class A Common Stock directly held by Rugu2 LLC (“Rugu2”), (iv) 120,083 shares of Class A Common Stock directly held by VAAL Investment Partners Q9 LP (“VAAL”), (v) 3,741 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, and (vi) ) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026. Mr. Ruch serves as a managing member of Rugu2 and Kariba and is a managing member of the managing member of the general partner of VAAL. In such capacities, Mr. Ruch may be deemed to exercise voting and investment discretion with respect to the shares held by them.
(8)    Consists of (i) 41,506 shares of Class A Common Stock, (ii) 13,598 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 20, 2026, and (iii) 3,576 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026.
(9)    Consists of the following securities beneficially owned, directly or indirectly, solely or jointly, by all the current directors and executive officers of the Company as a group, in the aggregate: (i) 7,118,408 shares of Class A Common Stock, (ii) 198,952 shares of Class A Common Stock subject to options exercisable within 60 days of April 20, 2026, (iii) 61,756 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 20, 2026, and (iv) 209,192 shares of Class A Common Stock underlying warrants that are exercisable within 60 days of April 20, 2026.
(10)    Based on the information set forth in a Form 4 filed by Casdin Capital, LLC (“Casdin Adviser”) and certain of its affiliates on August 22, 2025 and the statement on Schedule 13D, Amendment No. 9, filed with the SEC on August 26, 2025 by CMLS Holdings LLC (“CMLS”) and certain of its affiliates (the “CMLS 13D Statement”). The total consists of: (i) 3,007,164 shares of Class A Common Stock directly held by Casdin Partners Master Fund, L.P. (the “Casdin Master Fund”); (ii) 19,247 shares of Class A Common Stock directly held by Casdin Partners GP, LLC (“Casdin GP”); (iii) 333,144 shares of Class A Common Stock directly held by CMLS (the “CMLS Shares”); and (iv) 204,141 shares of Class A Common Stock issuable upon the exercise of warrants (the “CMLS Warrants”) directly held by CMLS. Casdin Adviser serves as investment adviser to the Casdin Master Fund and Casdin GP is the Casdin Master Fund’s general partner. Mr. Casdin is the managing member of both Casdin Adviser and Casdin GP; as such, Casdin Adviser, Casdin GP, and Mr. Casdin may be deemed to exercise voting and investment discretion with respect to securities held by the Casdin Master Fund. The business of each of the aforementioned parties other than CMLS is: c/o Casdin Capital, LLC, 1350 Avenue of the Americas, Suite 2600, New York, NY 10019.
(11)    Based on the information set forth in a Form 4 filed by Mr. Meister and Corvex Management LP (“Corvex”) on March 5, 2026 and the CMLS 13D Statement. The total consists of (i) 3,228,150 shares of Class A Common Stock directly held by investment funds advised by Corvex; as well as (ii) the CMLS Shares; and (iii) the CMLS Warrants. Mr. Meister may be deemed to exercise voting and investment discretion with respect to securities held of record by Corvex by virtue of Mr. Meister’s control of Corvex’s general partner. The business address for each of the aforementioned parties is Corvex Management, L.P. is 667 Madison Avenue, New York, NY 10065.
(12)    Investment and voting discretion with respect to the CMLS Shares and CMLS Warrants is exercised by the board of managers of CMLS, which is comprised of Mr. Casdin and Mr. Meister. C-LSH LLC and M-LSH LLC are the members of CMLS. Mr. Meister is the managing member of M-LSH LLC and Mr. Casdin is the managing member of C-LSH LLC. As such, each of Messrs, Casdin and Meister, C-LSH LLC, and M-LSH LLC may be deemed to indirectly beneficially own securities held directly by CMLS. The business address of CMLS is: c/o Corvex Management, L.P, 667 Madison Avenue, New York, NY 10065.
Messrs. Casdin and Meister may be considered to have formed a “group” for purposes of Rule 13(d) under the Securities Exchange Act of 1934, as amended, with CMLS, Casdin Adviser, Casdin GP, the Casdin Master Fund, C-LSH LLC, M-LSH LLC, and Corvex by virtue of their shared investment and voting discretion over the CMLS Shares and CMLS Warrants. However, Mr. Casdin expressly disclaims for all purposes beneficial ownership of securities of the Company directly beneficially owned by Mr. Meister and Corvex, and Mr. Meister expressly disclaims for all purposes beneficial ownership of securities of the Company directly beneficially owned by Mr. Casdin, the Casdin Master Fund, or Casdin GP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of our independent registered public accounting firm, Ernst & Young LLP, will be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of the Notice of Internet Availability of Proxy Materials, or this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902 or by telephone at (888) 729-1206, to inform us of his or her request; or
•If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Annual Meeting. Under Delaware law, only business that is specified in the Notice of Annual Meeting to stockholders may be transacted at the Annual Meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2027 annual meeting of stockholders will be held no later than June 2027. For any proposal to be considered for inclusion in the proxy statement and form of proxy for the Company’s 2027 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its principal executive offices a reasonable time before the Company begins to print and mail its 2027 annual meeting proxy materials in order to be considered for inclusion in the proxy materials for the 2027 annual meeting. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 annual meeting of stockholders must have been received by us not later than December 28, 2026 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to any other applicable requirements, for business and for nominations to be properly brought before an annual meeting by a stockholder, the Bylaws provide that the stockholder must give timely notice in proper written form to our Corporate Secretary at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902, Attn: Corporate Secretary, and such business must otherwise be a proper matter for stockholder action. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by the Bylaws. Such notice, to be timely, must be received not less than 75 days nor more than 105 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Bylaws (and not pursuant to SEC Rule 14a-8) must be received by April 4, 2027 (but not before March 5, 2027). However, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, a stockholder’s notice must be so received not earlier than the one hundred and fifth (105th) day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures and requirements set forth in the Bylaws.
In addition to complying with the procedures of our Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the transaction or the proposals to be presented at the Annual Meeting, you should contact the Company at the following address and telephone number, or email:
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902

Telephone: (888) 729-1206

Email: Investors@GeneDx.com
Attention: Investor Relations
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
If you are a stockholder of the Company and would like to request documents, please do so no later than five business days before the Annual Meeting in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit www.continentalstock.com and log into your account to enroll.
•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
•Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our Class A Common Stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-5586, by e-mail at cstmail@continentalstock.com, or visit www.continentalstock.com with questions about electronic delivery.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

April 30, 2026	/s/ Katherine Stueland
Stamford, Connecticut	Katherine Stueland
Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WGS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88792-P50023 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GENEDX HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Katherine Stueland

The Board of Directors recommends you vote FOR proposals 2 and 3. The Board recommends that an advisory vote on the compensation for named executive officers be held every 1 year.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V88793-P50023

GENEDX HOLDINGS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GeneDx Holdings Corp. (the "Annual Meeting") and the accompanying proxy statement dated April 30, 2026 in connection with the Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/WGS2026 on June 18, 2026 at 9:00 a.m. Eastern Time and hereby appoints Katherine Stueland and Kevin Feeley, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Class A Common Stock of GeneDx Holdings Corp. registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2 AND 3, AND FOR "1 YEAR" FOR PROPOSAL 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side